UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Definitive Proxy Statement

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WisdomTree, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Copies to:

Sean M. Donahue

Andrew H. Goodman

Goodwin Procter LLP

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2023

WisdomTree, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10932	13-3487784
(State or other jurisdiction of incorporation)	Commission File Number:	(IRS Employer Identification No.)

250 West 34th Street
3rd Floor
New York, NY 10119
(Address of principal executive offices, including zip code)

(212) 801-2080

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WT	The New York Stock Exchange
Preferred Stock Purchase Rights		The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

SPA Agreement

In April 2018, WisdomTree International Holdings Ltd (“WTHL”), a subsidiary of WisdomTree, Inc. (the “Company”), acquired the European exchange-traded commodity, currency and leveraged-and-inverse business of ETFS Capital Limited (“ETFS”) through the acquisition of Electra Target HoldCo Limited (“ETH”) and its subsidiaries (the “2018 Acquisition”). In connection with the 2018 Acquisition, WTHL, ETH and ETFS entered into an agreement pursuant to which ETH agreed to make fixed payments to ETFS of physical gold bullion equating to 9,500 ounces of gold per year through March 31, 2058, which would then be reduced to 6,333 ounces of gold per year continuing into perpetuity (the “Contractual Gold Payments”), in order to enable ETFS to continue to meet its payment obligations under prior royalty agreements (the “historical royalty agreements”) that ETFS had with the World Gold Council (“WGC”), Gold Bullion Holdings (Jersey) Limited, a subsidiary of WGC (“GBH”), Graham Tuckwell (“GT”), and Rodber Investments Limited (“RIL”), an entity controlled by GT, who is also the Chairman of ETFS. ETH made the Contractual Gold Payments to ETFS, which then continued to pass through the payments to the other parties pursuant to the historical royalty agreements.

On May 10, 2023, the Company entered into and closed on a Sale, Purchase and Assignment Deed relating to the Contractual Gold Payments with WTHL, ETH, ETFS, WGC, GBH, GT and RIL (the “SPA Agreement”) to extinguish the Company’s obligations relating to the Contractual Gold Payments (the “Transaction”). Pursuant to the SPA Agreement, the Company issued 13,087 shares of Series C Non-Voting Convertible Preferred Stock, $0.01 par value per share (the “Series C Preferred Shares”), which are convertible into 13,087,000 shares of the Company’s common stock (the “Conversion Shares”), and paid an aggregate of approximately $50 million. The consideration paid pursuant to the SPA Agreement resulted in GBH receiving approximately $4.4 million in cash and the Series C Preferred Shares, and RIL receiving approximately $45.6 million in cash.

The SPA Agreement contains certain representations and warranties, covenants and conditions customary for similar transactions.

The foregoing description of the SPA Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the SPA Agreement, which is attached hereto as Exhibit 10.1 and is incorporated by reference in its entirety.

Investor Rights Agreement

On May 10, 2023, in connection with the Transaction and issuance of the Series C Preferred Shares, the Company and GBH entered into an Investor Rights Agreement (the “Investor Rights Agreement”), pursuant to which, among other things:

•	Restrictions on Transfer. The Series C Preferred Shares are not transferable to any person other than an affiliate of GBH, the Company or an affiliate of the Company.

•

Conversion only in Connection with Sales. As described in Item 5.03 below, under the Certificate of Designations (as defined below), all or any portion of the Series C Preferred Shares held by a holder may be converted into shares of common stock only in connection with the sale of all or any portion of such common stock on an arms-length basis by such holder to a bona fide third-party purchaser. Under the Investor Rights Agreement, GBH is subject to restrictions on the manner in which the Conversion Shares can be sold. Approved sales include specified block trades, underwritten shelf takedowns and other private placements, in each case, subject to and in accordance with the limitations set forth in the Investor Rights Agreement. GBH has agreed not to distribute or sell any Conversion Shares to any person that would knowingly result in that person, together with such person’s affiliates and associates, owning, controlling or otherwise having any beneficial ownership interest representing in the aggregate 5% or more of the then outstanding shares of the Company’s common stock. GBH also has agreed not to distribute or sell any Conversion Shares to ETFS, GT or any of their affiliates, associates or any Group (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and as defined in Rule 13d-5 thereunder) formed by the foregoing persons.

•

Registration Rights. Any time from the later of the filing of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2023 and August 15, 2023 (the “First Filing Date”) until the fifth anniversary of such date, GBH may request that the Company prepare and file a registration statement covering the resale of the Conversion Shares. In addition, from and after the First Filing Date, GBH may request to sell all or any portion of the Conversion Shares pursuant to specified block trades, underwritten shelf takedowns and other private placements, in each case, subject to and in accordance with the limitations set forth in the Investor Rights Agreement. Under the Investor Rights Agreement, GBH is also entitled to certain “piggyback” registration rights in connection with certain underwritten offerings of the Company’s common stock by the Company.

•

Amendment to Certificate of Incorporation or Certificate of Designations. For so long as GBH holds the Conversion Shares, the Company will not amend its certificate of incorporation or the Certificate of Designations (as defined below) in any manner materially adverse to GBH without the written consent of GBH.

The foregoing description of the Investor Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Investor Rights Agreement, which is attached hereto as Exhibit 4.1 and is incorporated by reference in its entirety.

Amendment to Stockholder Rights Agreement

The information set forth under “Item 3.03 Material Modification to Rights of Security Holders” of this Current Report on Form 8-K with respect to the entry into Amendment 2 to the Stockholder Rights Agreement (as described below) is incorporated into this Item 1.01 by reference in its entirety.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained under “SPA Agreement” with respect to the Series C Preferred Shares in Item 1.01 above is incorporated by reference into this Item 3.02. The Series C Preferred Shares were sold in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Regulation D promulgated thereunder.

Item 3.03	Material Modification to Rights of Security Holders.

The Company entered into an amendment, effective as of May 10, 2023 (“Amendment 2”), to the Stockholder Rights Agreement, dated as of March 17, 2023 (the “Stockholder Rights Agreement”), between the Company and Continental Stock Transfer & Trust Company, as Rights Agent, as amended by Amendment No. 1 thereto, dated as of May 4, 2023. Amendment 2 amends the Stockholder Rights Agreement by amending the definition of “Acquiring Person” in Section 1(a) of the Stockholder Rights Agreement to provide that the parties to the SPA Agreement will not be deemed to be an “Acquiring Person” solely by virtue of, or as a result of, the parties’ entry into the SPA Agreement, the issuance of the Series C Preferred Shares to GBH, and the performance or consummation of any of the other transactions contemplated by the SPA Agreement, among other conditions, under the terms and conditions set forth in Amendment 2.

The foregoing description of Amendment 2 does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment 2, which is attached hereto as Exhibit 4.2 and is incorporated by reference in its entirety.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the SPA Agreement, on May 10, 2023, the Company filed a Certificate of Designations of Series C Non-Voting Convertible Preferred Stock (the “Certificate of Designations”) with the Delaware Secretary of State establishing the rights, preferences and limitations relating to the Series C Preferred Shares. The Series C Preferred Shares are intended to provide GBH with economic rights equivalent to the Company’s common stock on an as converted basis. The Series C Preferred Shares have no voting rights, are not transferrable other than to an affiliate of GBH, the Company or an affiliate of the Company, and have the same priority with regard to dividends, distributions and payments as the common stock and the Series A non-voting convertible preferred stock.

In connection with the Transaction, the Company issued 13,087 Series C Preferred Shares, which are convertible into an aggregate of 13,087,000 shares of common stock, subject to certain restrictions described in this Item 5.03 and above under the heading “Item 1.01 Entry Into a Material Definitive Agreement – Investor Rights Agreement.”

Restrictions on Conversion of Series C Preferred Shares

The Series C Preferred Shares are convertible into 13,087,000 shares of the Company’s common stock, subject to the following restrictions:

•

Conversion only in Connection with Sales. Each Series C Preferred Share is convertible only in connection with the sale of all or any portion of the Company’s common stock on an arms-length basis by a holder of such Series C Preferred Shares to a bona fide third-party purchaser, pursuant to (i) an effective registration statement under the Securities Act or (ii) an exemption from registration under the Securities Act, provided any such sale is conditioned on the terms of the Investor Rights Agreement and the execution and delivery of documents as reasonably necessary to effectuate such sale.

•

Limitation on Beneficial Ownership. As described in the Certificate of Designations, the Company will not issue, and GBH will not have the right to require the Company to issue, any shares of common stock upon conversion of the Series C Preferred Shares if, as a result of such conversion, GBH (together with its affiliates and certain attributable parties) would beneficially own in excess of 4.99% of the shares of the Company’s common stock outstanding immediately after giving effect to such conversion.

•

Exchange Cap. As described in the Certificate of Designations, the Company will not issue any shares of common stock upon conversion of the Series C Preferred Shares if the issuance would exceed the aggregate number of shares of common stock that the Company may issue without breaching its obligations under the rules of the New York Stock Exchange, unless the Company obtains stockholder approval for the issuance of the Company’s common stock upon conversion of the Series C Preferred Shares in excess of such amount.

The foregoing description of the Certificate of Designations does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Designations, which is attached hereto as Exhibit 3.1 and is incorporated by reference in its entirety.

Item 7.01	Regulation FD Disclosure.

Presentation

Presentation materials concerning the Transaction, which will be available on the Company’s investor relations website at https://ir.wisdomtree.com, are attached hereto as Exhibit 99.1 and are incorporated herein by reference in their entirety.

Press Release

On May 10, 2023, the Company issued a press release announcing the closing of the Transaction, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference in its entirety.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under that Section and shall not be deemed incorporated by reference into any filing under the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

3.1	Certificate of Designations of Series C Non-Voting Convertible Preferred Stock of WisdomTree, Inc.

4.1*	Investor Rights Agreement, dated as of May 10, 2023, by and between WisdomTree, Inc. and Gold Bullion Holdings (Jersey) Limited

4.2	Amendment No. 2, dated as of May 10, 2023, to Stockholder Rights Agreement, dated as of March 17, 2023, between WisdomTree, Inc. and Continental Stock Transfer & Trust Company, as Rights Agent

10.1*	Sale, Purchase and Assignment Deed, dated as of May 10, 2023, by and between WisdomTree, Inc., WisdomTree International Holdings Ltd, Electra Target HoldCo Limited, ETFS Capital Limited, World Gold Council, Gold Bullion Holdings (Jersey) Limited, Rodber Investments Limited and Graham Tuckwell

99.1	Presentation, dated May 10, 2023

99.2	Press Release, dated May 10, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Schedules and exhibits to these Exhibits have been omitted in accordance with Item 601 of Regulation S-K. The Company agrees to furnish supplementally a copy of all omitted schedules and exhibits to the Securities and Exchange Commission or its staff upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WisdomTree, Inc.

May 10, 2023	By:	/s/ Marci Frankenthaler
Marci Frankenthaler
Chief Legal Officer and Secretary

EXHIBIT 3.1

CERTIFICATE OF DESIGNATIONS

OF

SERIES C NON-VOTING CONVERTIBLE PREFERRED STOCK

OF

WISDOMTREE, INC.

WisdomTree, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation (the “Board of Directors” or the “Board”) as required by Section 151 of the General Corporation Law of the State of Delaware at a meeting duly called and held on May 4, 2023:

RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors in accordance with the Amended and Restated Certificate of Incorporation of the Corporation, as amended, the Board of Directors hereby creates a series of preferred stock, par value $0.01 per share, of the Corporation designated as Series C Non-Voting Convertible Preferred Stock, and hereby states the designation and number of shares, and fixes the relative rights, preferences and limitations thereof as follows:

SERIES C NON-VOTING CONVERTIBLE PREFERRED STOCK

1. Designation and Number of Shares. There shall hereby be created and established a series of preferred stock of the Corporation designated as “Series C Non-Voting Convertible Preferred Stock” (the “Series C Preferred Shares”). The authorized number of Series C Preferred Shares shall be thirteen thousand eighty seven (13,087). Each Series C Preferred Share shall have a par value of $0.01. Capitalized terms not defined herein shall have the meaning as set forth in Section 12 below.

2. Ranking. The Series C Preferred Shares shall rank junior with regard to dividends, distributions and payments to the Senior Stock and pari passu with regard to dividends, distributions and payments to the common stock of the Corporation and the preferred stock of the Corporation designated as Series A Non-Voting Convertible Preferred Stock (the “Series A Preferred Shares”) and any other class or series which provides that it is pari passu with the Series A Preferred Shares and Series C Preferred Shares.

3. Dividends. From and after the first date of issuance of any Series C Preferred Shares (the “Initial Issuance Date”), the holder of Series C Preferred Shares (“Holder”) shall be entitled to receive any dividends (“Dividends”) in accordance with Section 4(f) or Section 7 below.

4. Conversion; Change of Control. At any time after the Initial Issuance Date, each Series C Preferred Share shall be convertible into validly issued, fully paid and non-assessable shares of Common Stock (as defined below), on the terms and conditions set forth in this Section 4.

(a) Holder’s Conversion Right. Subject to the provisions of Section 4(d), after the Initial Issuance Date, all or any portion of the outstanding Series C Preferred Shares held by Holder shall be converted into validly issued, fully paid and non-assessable shares of Common Stock, in accordance with Section 4(c) at the Conversion Rate (defined below), in connection with the sale of all or any portion of such Common Stock on an arms-length basis by Holder to a bona fide third party purchaser (“Third Party Purchaser”) from time to time or at any time, pursuant to (i) an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), or (ii) an exemption from registration promulgated under the Securities Act provided that any such sale shall be conditioned on the terms of the Investor Rights Agreement by and between the Corporation and the Holder dated as of May 10, 2023 (the “Investor Rights Agreement”), and provided further that any such sale shall be conditioned on the Holder executing and delivering to the Corporation such documents and items as reasonably requested by the Corporation in connection therewith and as are reasonably necessary to process or effectuate such sale. The Corporation shall not issue any fraction of a share of Common Stock upon any conversion. If the issuance would result in the issuance of a fraction of a share of Common Stock, the Corporation shall arrange for the disposition such fractional share and payment to those entitled, or pay to those entitled the fair value of such fractional share in cash. Holder shall pay any and all transfer, stamp, issuance and similar taxes that may be payable with respect to any transfer of Series C Preferred Shares or transfer of any Common Stock issuable upon conversion of any Series C Preferred Shares.

(b) Conversion Rate. Each Series C Preferred Share shall be convertible into One Thousand (1,000) shares of Common Stock (the “Conversion Rate”) upon any conversion pursuant to Section 4(a), subject to adjustment as provided herein:

(c) Mechanics of Conversion. The conversion of each Series C Preferred Share shall be conducted in the following manner:

(i) Conversion. To convert a Series C Preferred Share into shares of Common Stock pursuant to Section 4(a) on any date (a “Conversion Date”), Holder shall deliver (via electronic mail), for receipt on or prior to 11:59 p.m., New York time, on such date, a copy of an executed notice of conversion of the share(s) of Series C Preferred Shares subject to such conversion in the form attached hereto as Exhibit I (the “Conversion Notice”) to the Corporation. If required by Section 4(c)(ii), within two (2) Trading Days following a conversion of any such Series C Preferred Shares as aforesaid, Holder shall surrender to the Corporation the original certificates, if any, representing the Series C Preferred Shares (the “Preferred Share Certificates”) so converted as aforesaid (or an indemnification undertaking with respect to the Series C Preferred Shares in the case of its loss, theft or destruction as contemplated by Section 8(b)). On or before the first (1st) Trading Day following the date of receipt of a Conversion Notice, the Corporation shall transmit by electronic mail an acknowledgment of confirmation, in the form attached hereto as Exhibit II, of receipt of such Conversion Notice to Holder and the Corporation’s transfer agent (the “Transfer Agent”), which confirmation shall constitute an instruction to the Transfer Agent to process such Conversion Notice in accordance with the terms herein. On or before the second (2nd) Trading Day following the date of receipt of a Conversion Notice (or such earlier date as required pursuant to the Exchange Act or other applicable law, rule or regulation for the

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settlement of a trade initiated on the applicable Conversion Date of such shares of Common Stock issuable pursuant to such Conversion Notice), the Corporation shall (1) provided that the Transfer Agent is participating in The Depository Trust Corporation’s (“DTC”) Fast Automated Securities Transfer Program, credit such aggregate number of shares of Common Stock to which Third Party Purchaser shall be entitled to Third Party Purchaser’s balance account with DTC through its Deposit/Withdrawal at Custodian system, or (2) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver (via reputable overnight courier) to the address as specified in such Conversion Notice, a certificate, registered in the name of Third Party Purchaser or its designee, for the number of shares of Common Stock to which Third Party Purchaser shall be entitled. If the number of Series C Preferred Shares represented by the Preferred Share Certificate(s) submitted for conversion pursuant to Section 4(c)(ii) is greater than the number of Series C Preferred Shares being converted, then the Corporation shall, as soon as practicable and in no event later than two (2) Trading Days after receipt of the Preferred Share Certificate(s) and at its own expense, issue and deliver to Holder a new Preferred Share Certificate (in accordance with Section 8(c)) representing the number of Series C Preferred Shares not converted.

(ii) Registration; Book-Entry. At the time of issuance of any Series C Preferred Shares hereunder, Holder may, by written request (including by electronic-mail) to the Corporation, elect to receive such Series C Preferred Shares in the form of one or more Preferred Share Certificates or in Book-Entry form. The Corporation (or the Transfer Agent, as custodian for the Series C Preferred Shares) shall maintain a register (the “Register”) for the recordation of the name and address of Holder and whether the Series C Preferred Shares are held by Holder in Preferred Share Certificates or in Book-Entry form. The entries in the Register shall be conclusive and binding for all purposes absent manifest error. Each Preferred Share Certificate shall bear the following legend:

THE SHARES OF SERIES C NON-VOTING CONVERTIBLE PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE ARE NOT TRANSFERABLE TO ANY PERSON, OTHER THAN THE ISSUER OR AN AFFILIATE OF THE ISSUER OR AN AFFILIATE OF THE HOLDER. THE NUMBER OF SHARES OF SERIES C NON-VOTING CONVERTIBLE PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE MAY BE LESS THAN THE NUMBER OF SHARES OF SERIES C NON-VOTING CONVERTIBLE PREFERRED STOCK STATED ON THE FACE HEREOF PURSUANT TO SECTION 4(c)(ii) OF THE CERTIFICATE OF DESIGNATIONS RELATING TO THE SHARES OF SERIES C NON-VOTING CONVERTIBLE PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE.

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THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, POWERS, RIGHTS, PREFERENCES, QUALIFICATIONS, RESTRICTIONS AND LIMITATIONS OF THE SHARES OF EACH CLASS AND SERIES OF THE CAPITAL STOCK OF THE CORPORATION AUTHORIZED TO BE ISSUED SO FAR AS THE SAME HAVE BEEN DETERMINED. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION.

(d) Limitation on Beneficial Ownership.

(i) Subject to paragraph 4(d)(ii), the Corporation shall not effect the conversion of any of the Series C Preferred Shares held by Holder, and Holder shall not have the right to convert any of the Series C Preferred Shares held by Holder pursuant to the terms and conditions of this Certificate of Designations and any such conversion shall be null and void and treated as if never made, to the extent that after giving effect to such conversion, Holder together with the other Attribution Parties collectively would beneficially own in excess of 4.99% (the “Maximum Percentage”) of the shares of Common Stock outstanding immediately after giving effect to such conversion. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by Holder and the other Attribution Parties shall include the number of shares of Common Stock held by Holder and all other Attribution Parties plus the number of shares of Common Stock issuable upon conversion of the Series C Preferred Shares with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (A) conversion of the remaining, nonconverted Series C Preferred Shares beneficially owned by Holder or any of the other Attribution Parties and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Corporation (including, without limitation, any convertible notes, convertible preferred stock or warrants) beneficially owned by Holder or any other Attribution Party subject to a limitation on conversion or exercise analogous to the limitation contained in this Section 4(d)(i). For purposes of this Section 4(d)(i), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. For purposes of determining the number of outstanding shares of Common Stock Holder may acquire upon the conversion of such Series C Preferred Shares without exceeding the Maximum Percentage, Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Corporation’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other public filing with the SEC, as the case may be, (y) a more recent public announcement by the Corporation or (z) any other written notice by the Corporation or the

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Transfer Agent, if any, setting forth the number of shares of Common Stock outstanding (the “Reported Outstanding Share Number”). If the Corporation receives a Conversion Notice from Holder at a time when the actual number of outstanding shares of Common Stock is less than the Reported Outstanding Share Number, the Corporation shall notify Holder in writing of the number of shares of Common Stock then outstanding and, to the extent that such Conversion Notice would otherwise cause Holder’s and the other Attribution Parties’ beneficial ownership, as determined pursuant to this Section 4(d)(i), to exceed the Maximum Percentage, Holder must notify the Corporation of a reduced number of shares of Common Stock to be purchased pursuant to such Conversion Notice. For any reason at any time, upon the written request of Holder, the Corporation shall within two (2) Business Days confirm orally and in writing or by electronic mail to Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including such Series C Preferred Shares, by Holder and any other Attribution Party since the date as of which the Reported Outstanding Share Number was reported. In the event that the issuance of shares of Common Stock to Holder upon conversion of such Series C Preferred Shares results in Holder and the other Attribution Parties being deemed to beneficially own, in the aggregate, more than the Maximum Percentage of the number of outstanding shares of Common Stock (as determined under Section 13(d) of the Exchange Act), the conversion of the number of shares so issued by which Holder’s and the other Attribution Parties’ aggregate beneficial ownership exceeds the Maximum Percentage (the “Excess Shares”) shall be deemed null and void and shall be treated as if never made, and neither Holder nor the other Attribution Parties shall have the power to vote or to transfer the Excess Shares. For purposes of clarity, the shares of Common Stock issuable to Holder pursuant to the terms of this Certificate of Designations in excess of the Maximum Percentage shall not be deemed to be beneficially owned by Holder together with the other Attribution Parties for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the Exchange Act. No prior inability to convert such Series C Preferred Shares pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of convertibility. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 4(d)(i) to the extent necessary to correct this paragraph (or any portion of this paragraph) which may be defective or inconsistent with the intended beneficial ownership limitation contained in this Section 4(d)(i) or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitation contained in this paragraph may not be waived.

(ii) Principal Market Regulation. The Corporation shall not issue any shares of Common Stock upon conversion of any Series C Preferred Shares or otherwise pursuant to the terms of this Certificate of Designations if the issuance of such shares of Common Stock would exceed the aggregate number of shares of Common Stock which the Corporation may issue upon conversion of the Series C

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Preferred Shares under Rule 312.03(b) or (c) of the listing rules of the New York Stock Exchange (the number of shares which may be issued without violating such rule, the “Exchange Cap”), except that such limitation shall not apply in the event that the Corporation obtains the approval of its stockholders as required by the applicable rules of the New York Stock Exchange for issuances of shares of Common Stock in excess of such amount (the “New York Stock Exchange Approval”).

(e) Change of Control. If at any time on or after the Initial Issuance Date a Change of Control is consummated, the Holder will be entitled to be paid such amount per Series C Preferred Share as would have been payable in respect of each Series C Preferred Share outstanding immediately prior to the consummation of such Change of Control had each such Series C Preferred Share been converted into Common Stock pursuant to Section 4(a) immediately prior to the consummation of such Change of Control (the “Change of Control Payment”).

(f) Adjustment of Conversion Rate upon Subdivision or Combination of Common Stock or Fundamental Transaction.

(i) Without limiting any provision of Section 7, if the Corporation at any time on or after the Initial Issuance Date subdivides (by any stock split, stock dividend, stock combination, recapitalization or other similar transaction) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Rate in effect immediately prior to such subdivision will be proportionately increased. Without limiting any provision of Section 7, if the Corporation at any time on or after the Initial Issuance Date combines (by any stock split, stock dividend, stock combination, recapitalization or other similar transaction) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Rate in effect immediately prior to such combination will be proportionately decreased. Any adjustment pursuant to this Section 4(f) shall become effective immediately after the effective date of such subdivision or combination.

(ii) If at any time, or from time to time, on or after the Initial Issuance Date a Fundamental Transaction is consummated (other than a Change of Control) in such a way that holders of Common Stock shall be entitled to receive stock, securities, cash or assets with respect to or in exchange for Common Stock, then, as a condition of such Fundamental Transaction, lawful and adequate provisions shall be made whereby the Holder shall have the right to receive for each share of Common Stock that would have been issuable upon conversion of the Series C Preferred Shares pursuant to this Certificate of Designations immediately prior to the consummation of such Fundamental Transaction (without taking into account any limitations or restrictions on the convertibility of the Series C Preferred Shares), the kind and amount of stock, securities, cash or assets receivable as a result of such Fundamental Transaction by a holder of the number of shares of

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Common Stock into which the Series C Preferred Shares are convertible pursuant to this Certificate of Designations immediately prior to such Fundamental Transaction (without taking into account any limitations or restrictions on the convertibility of the Series C Preferred Shares).

5. Voting Rights. Subject to Section 13, the Holder of Series C Preferred Shares shall have no voting rights.

6. Liquidation, Dissolution, Winding-Up. In the event of a Liquidation Event, Holder shall be entitled to receive in cash out of the assets of the Corporation, whether from capital or from earnings available for distribution to its stockholders, after any amount that is required to be paid to the Senior Stock, the amount per share Holder would receive if Holder converted all of the Series C Preferred Shares held by Holder into Common Stock immediately prior to the date of such payment.

7. Distribution of Assets. If the Corporation shall declare or make any dividend or other distributions of its assets (or rights to acquire its assets) to any or all holders of shares of Common Stock, by way of return of capital or otherwise (including without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (the “Distributions”), then Holder, as a holder of Series C Preferred Shares, will be entitled to such Distributions as if Holder had held the number of shares of Common Stock acquirable upon complete conversion of the Series C Preferred Shares (without taking into account any limitations or restrictions on the convertibility of the Series C Preferred Shares) immediately prior to the date on which a record is taken for such Distribution or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for such Distributions (provided, however, that to the extent that Holder’s right to participate in any such Distribution would result in Holder and the other Attribution Parties exceeding the Maximum Percentage or the Exchange Cap having been exceeded, then Holder shall not be entitled to participate in such Distribution (other than a Distribution of cash) to such extent (and shall not be entitled to beneficial ownership of such shares of Common Stock as a result of such Distribution (and beneficial ownership) to such extent) and the portion of such Distribution shall be held in abeyance for Holder until such time or times as its right thereto would not result in Holder and the other Attribution Parties exceeding the Maximum Percentage or the Exchange Cap having been exceeded, as applicable, at which time or times, if any, Holder shall be granted such rights (and any rights under this Section 7 on such initial rights or on any subsequent such rights to be held similarly in abeyance) to the same extent as if there had been no such limitation).

8. Reissuance of Preferred Share Certificates and Book Entries.

(a) Transferability. The Series C Preferred Shares shall not be transferable to any Person other than an Affiliate of the Holder, the Corporation or an Affiliate of the Corporation.

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(b) Lost, Stolen or Mutilated Preferred Share Certificate. Upon receipt by the Corporation of evidence reasonably satisfactory to the Corporation of the loss, theft, destruction or mutilation of a Preferred Share Certificate, and, in the case of loss, theft or destruction, of any indemnification undertaking by Holder to the Corporation in customary and reasonable form and, in the case of mutilation, upon surrender and cancellation of such Preferred Share Certificate, the Corporation shall execute and deliver to Holder a new Preferred Share Certificate (in accordance with Section 8(c)) representing the applicable outstanding number of Series C Preferred Shares.

(c) Issuance of New Preferred Share Certificate or Book-Entry. Whenever the Corporation is required to issue a new Preferred Share Certificate or a new Book-Entry pursuant to the terms of this Certificate of Designations, such new Preferred Share Certificate or new Book-Entry (i) shall represent, as indicated on the face of such Preferred Share Certificate or in such Book-Entry, as applicable, the number of Series C Preferred Shares remaining outstanding which, when added to the number of Series C Preferred Shares represented by the other new Preferred Share Certificates or other new Book-Entry, as applicable, issued in connection with such issuance, does not exceed the number of Series C Preferred Shares remaining outstanding under the original Preferred Share Certificate or original Book-Entry, as applicable, immediately prior to such issuance of new Preferred Share Certificate or new Book-Entry, as applicable, and (ii) shall have an issuance date, as indicated on the face of such new Preferred Share Certificate or in such new Book-Entry, as applicable, which is the same as the issuance date of the original Preferred Share Certificate or in such original Book-Entry, as applicable.

9. Construction; Headings. This Certificate of Designations shall be deemed to be jointly drafted by the Corporation and Holder and shall not be construed against any such Person as the drafter hereof. The headings of this Certificate of Designations are for convenience of reference and shall not form part of, or affect the interpretation of, this Certificate of Designations. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Certificate of Designations instead of just the provision in which they are found. Unless expressly indicated otherwise, all section references are to sections of this Certificate of Designations.

10. Notices. The Corporation shall provide Holder with prompt written notice of all actions taken pursuant to the terms of this Certificate of Designations, including in reasonable detail a description of such action and the reason therefor. Any notices, consents, waivers or other communications required or permitted to be given under the terms hereof must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by electronic mail; or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same, as follows:

(i) if to the Corporation, to:

WisdomTree, Inc.

250 West 34th Street, 3rd Floor

New York, NY 10119

Attention: Chief Legal Officer or General Counsel

Email: legalnotice@wisdomtree.com

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With a copy to:

Goodwin Procter LLP

100 Northern Avenue

Boston, Massachusetts 02210

Attention: Jocelyn Arel

Email: JArel@goodwinlaw.com

Goodwin Procter LLP

1900 N Street, N.W.

Washington, D.C. 20001

Attention: James A. Hutchinson

Email: JHutchinson@goodwinlaw.com

(ii) if to Holder in accordance with the address and/or e-mail address of Holder set forth on the books and records of the Corporation; or to such other address and/or e-mail address and/or to the attention of such Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change.

11. Severability. Whenever possible, each provision hereof will be interpreted in a manner as to be effective and valid under applicable law, but if any provision hereof is held to be prohibited by or invalid under applicable law, then such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions hereof.

12. Certain Defined Terms. For purposes of this Certificate of Designations, the following terms shall have the following meanings:

(a) “Affiliate” or “Affiliated” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person, it being understood for purposes of this definition that “control” of a Person means the power directly or indirectly either to vote at least fifty-one percent (51%) or more of the stock having ordinary voting power for the election of directors of such Person or direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

(b) “Attribution Parties” means, collectively, the following Persons and entities: (i) any investment vehicle, including, any funds, feeder funds or managed accounts, currently, or from time to time after the Initial Issuance Date, directly or indirectly managed or advised by Holder’s investment manager or any of its Affiliates or principals, (ii) any direct or indirect Affiliates of Holder, or any of the foregoing, (iii) any Person acting or who could be deemed to be acting as a Group together with Holder or any of the foregoing, (iv) any Third Party Purchaser; and (v) any other Persons whose beneficial ownership of the Corporation’s Common Stock would or could be aggregated with Holder’s and the other

9

Attribution Parties for purposes of Section 13(d) of the Exchange Act. For clarity, the purpose of the foregoing is to subject collectively Holder and all other Attribution Parties to the Maximum Percentage.

(c) “Book-Entry” means each entry on the Register evidencing one or more Series C Preferred Shares held by Holder in lieu of a Preferred Share Certificate issuable hereunder.

(d) “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(e) “Change of Control” means any Fundamental Transaction other than (i) any reorganization, recapitalization or reclassification of the Common Stock in which holders of the Corporation’s voting power immediately prior to such reorganization, recapitalization or reclassification continue after such reorganization, recapitalization or reclassification to hold publicly traded securities and, directly or indirectly, are the holders of more than 50% of the voting power of the surviving entity (or entities with the authority or voting power to elect the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities) after such reorganization, recapitalization or reclassification, or (ii) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Corporation.

(f) “Common Stock” means (i) the Corporation’s shares of common stock, $0.01 par value per share, and (ii) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.

(g) “Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

(h) “Fundamental Transaction” means (i) that the Corporation shall, directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, (A) consolidate or merge with or into (whether or not the Corporation is the surviving corporation) another Subject Entity, or (B) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Corporation to one or more Subject Entities, or (C) make, or allow one or more Subject Entities to make, or allow the Corporation to be subject to or have its Common Stock be subject to or party to one or more Subject Entities making, a purchase, tender or exchange offer that is accepted by the holders of at least either (x) 50% of the outstanding shares of Common Stock, (y) 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all Subject Entities making or party to, or Affiliated with any Subject Entities making or party to, such purchase, tender or exchange offer were not outstanding; or (z) such number of shares of Common Stock such that all Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such purchase, tender or exchange offer, become collectively the beneficial owners (as defined in Rule 13d-3 under the Exchange Act) of at least 50% of the outstanding shares of Common Stock, or (D) consummate a

10

stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with one or more Subject Entities whereby all such Subject Entities, individually or in the aggregate, acquire, either (x) at least 50% of the outstanding shares of Common Stock, (y) at least 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all the Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such stock purchase agreement or other business combination were not outstanding; or (z) such number of shares of Common Stock such that the Subject Entities become collectively the beneficial owners (as defined in Rule 13d-3 under the Exchange Act) of at least 50% of the outstanding shares of Common Stock, or (E) reorganize, recapitalize or reclassify its Common Stock, (ii) that the Corporation shall, directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, allow any Subject Entity individually or the Subject Entities in the aggregate to be or become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, whether through acquisition, purchase, assignment, conveyance, tender, tender offer, exchange, reduction in outstanding shares of Common Stock, merger, consolidation, business combination, reorganization, recapitalization, spin-off, scheme of arrangement, reorganization, recapitalization or reclassification or otherwise in any manner whatsoever, of either (A) at least 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock, (B) at least 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock not held by all such Subject Entities as of the date of this Certificate of Designations calculated as if any shares of Common Stock held by all such Subject Entities were not outstanding, or (C) a percentage of the aggregate ordinary voting power represented by issued and outstanding shares of Common Stock or other equity securities of the Corporation sufficient to allow such Subject Entities to effect a statutory short form merger or other transaction requiring other shareholders of the Corporation to surrender their shares of Common Stock without approval of the shareholders of the Corporation or (iii) directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, the issuance of or the entering into any other instrument or transaction structured in a manner to circumvent, or that circumvents, the intent of this definition in which case this definition shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this definition to the extent necessary to correct this definition or any portion of this definition which may be defective or inconsistent with the intended treatment of such instrument or transaction.

(i) “Group” means a “group” as that term is used in Section 13(d) of the Exchange Act and as defined in Rule 13d-5 thereunder.

(j) “Liquidation Event” means, whether in a single transaction or series of transactions, the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, taken as a whole.

(k) “Person” means any individual, limited liability company, partnership, firm, corporation, association, trust, unincorporated organization, government or any department or agency thereof or other entity, as well as any Group.

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(l) “Principal Market” means the New York Stock Exchange.

(m) “SEC” means the United States Securities and Exchange Commission or the successor thereto.

(n) “Senior Stock” means any class or series of capital stock of the Corporation the terms of which expressly provide that such class or series will rank senior to the Common Stock or the Series C Preferred Shares as to dividend rights and/or as to rights on liquidation, dissolution or winding up of the Corporation (in each case, without regard to whether dividends accrue cumulatively or non-cumulatively). For the benefit of doubt, the Series B Junior Participating Cumulative Preferred Stock of the Corporation is Senior Stock.

(o) “Subject Entity” means any Person, Persons or Group or any Affiliate or associate of any such Person, Persons or Group.

(p) “Third Party” means any Person other than the Holder, the Corporation or any of their respective Affiliates.

(q) “Trading Day” means any day on which the New York Stock Exchange (or any successor thereto) is open for trading of securities.

13. Amendments. At any time when any Series C Preferred Shares are outstanding, without the affirmative consent of the Holder, the Corporation will not amend, alter or repeal its Amended and Restated Certificate of Incorporation or this Certificate of Designations in a manner that is adverse to the rights, preferences or privileges of the Series C Preferred Shares.

* * * * *

12

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designations of Series C Non-Voting Convertible Preferred Stock of WisdomTree, Inc. to be signed by its Chief Executive Officer on this 10th day of May, 2023.

WISDOMTREE, INC.

By:	/s/ Jonathan Steinberg
Name: Jonathan Steinberg
Title: Chief Executive Officer

EXHIBIT I

CONVERSION NOTICE

Reference is made to the Certificate of Designations (the “Certificate of Designations”) of the Series C Non-Voting Convertible Preferred Stock, $0.01 par value per share (the “Series C Preferred Shares”), of WisdomTree, Inc. (the “Corporation”). In accordance with and pursuant to the Certificate of Designations and the Investor Rights Agreement by and between the Corporation and the Holder (as defined therein) dated as of May 10, 2023 (the “Investor Rights Agreement”), the undersigned holder of Series C Preferred Shares (the “Holder”) and the undersigned bona fide third party purchaser (the “Third Party Purchaser”) hereby elect to convert the number of Series C Preferred Shares of the Corporation, indicated below into shares of common stock, $0.01 value per share (the “Common Stock”), of the Corporation, as of the date specified below.

In connection with the conversion of the Series C Preferred Shares and sale of the Common Stock, the undersigned each represent and warrant to the Corporation as follows:

•

As of the date hereof, the number of shares of Common Stock beneficially owned by the undersigned Third Party Purchaser (together with such Third Party Purchaser’s Affiliates, and any other Person whose beneficial ownership of Common Stock would be aggregated with the Third Party Purchaser’s for purposes of Section 13(d) or Section 16 of the Exchange Act and the applicable regulations of the Commission, including any “group” of which the Third Party Purchaser is a member (the foregoing, “Attribution Parties”)), including the number of shares of Common Stock issuable upon conversion of the Series C Preferred Stock subject to this Notice of Conversion, but excluding the number of shares of Common Stock which are issuable upon (A) conversion of any remaining, unconverted Series C Preferred Shares beneficially owned by a Holder or any of its Attribution Parties, is             %, and does not represent in the aggregate five percent (5%) or more of the Corporation’s then outstanding common stock. For purposes hereof, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the applicable regulations of the Commission. In addition, for purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and the applicable regulations of the Commission.

•	The Third Party Purchaser is not an individual to whom sales are prohibited under Section 2.1(d) of the Investor Rights Agreement.

In addition, if the undersigned Holder wishes to sell any Common Stock to a Third Party Purchaser pursuant to Rule 144 under the Securities Act of 1933, the Holder acknowledges and agrees that in order to have the Securities Act restrictive legend removed from any such Common Stock, the Holder must provide the Corporation with a Stockholder Certificate to Issuer’s Counsel that is satisfactory to the Corporation’s legal counsel indicating that the Holder meets the conditions of Rule 144 and Corporation’s legal counsel must be willing to give a legal opinion to such transfer agent with respect to removal of such legend. Furthermore, prior to any restrictive legend being removed from any Common Stock, the Holder shall provide a selling securityholder’s representation letter and a brokers representation to the Corporation’s transfer agent.

Notwithstanding the foregoing, Holder may only Dispose of any Registrable Securities (as those terms are defined in the Investor Rights Agreement) pursuant to a Rule 144 sale if, and to the extent, the Corporation fails to perform or materially breaches any of its obligations under Section 2.2(a)(i), Section 2.2(a)(ii), Section 2.2(b), Section 2.2(c)(i), Section 2.2(c)(ii), Section 2.2(c)(iii), Section 2.2(d), Section 2.2(f), Section 2.3(a), Section 2.3(b), Section 2.4(a), Section 2.4(c) or Section 2.4(e) of the Investor Rights Agreement and the Corporation has not cured such breach within thirty (30) days after the Holder has given the Corporation written notice of such breach and of Holder’s intention to Dispose of Registrable Securities pursuant to a Rule 144 sale.

Date of Conversion:

Aggregate number of Series C Preferred Shares to be converted

Name of Third Party Purchaser

Please issue the Common Stock into which the applicable Series C Preferred Shares are being converted to Third Party Purchaser, or for its benefit, as follows:

☐ Check here if requesting delivery as a certificate to the following name and to the following address:

Issue to:

☐ Check here if requesting delivery by Deposit/Withdrawal at Custodian as follows:

DTC Participant:

DTC Number:

Account Number:

Date: _____________ __,_____

Name of Registered Holder

Date: _____________ __,_____

Name of Third Party Purchaser

By:
Name:
Title:

Tax ID:_______________________________

E-mail Address:

EXHIBIT II

ACKNOWLEDGMENT

The Corporation hereby acknowledges this Conversion Notice and hereby directs _________________ to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated _____________, 20__ from the Corporation and acknowledged and agreed to by ________________________.

WISDOMTREE, INC.

By:
Name:
Title:

EXHIBIT 4.1

INVESTOR RIGHTS AGREEMENT

BY AND BETWEEN

WISDOMTREE, INC.

AND

GOLD BULLION HOLDINGS (JERSEY) LIMITED

DATED AS OF MAY 10, 2023

TABLE OF CONTENTS

Page

1. Definitions		1

2. Registration Rights		7

2.1	Approved Sales; Private Placements; Rule 144 Sales	7
2.2	Filing.	8
2.3	Requests for Underwritten Offerings	10
2.4	Piggyback Rights	11
2.5	Obligations of the Company	13
2.6	Obligations of GBH	16
2.7	Expenses	16
2.8	Indemnification	16
2.9	SEC Reports	19
2.10	Termination of Registration Rights.	19

3. Company Covenants		19

3.1	Company Information	19
3.2	Amendment to Certificate of Incorporation or Certificate of Designations	19

4. Miscellaneous		20

4.1	Governing Law; Submission to Jurisdiction	20
4.2	Waiver	20
4.3	Notices	21
4.4	Entire Agreement	21
4.5	Amendments	21
4.6	Headings; Nouns and Pronouns; Section References	21
4.7	Severability	21
4.8	Assignment	21
4.9	Successors and Assigns	22
4.10	Counterparts	22
4.11	Third Party Beneficiaries	22
4.12	No Strict Construction	22
4.13	Remedies	22
4.14	Specific Performance	22
4.15	No Conflicting Agreements	23

Exhibit A – Selling Stockholder Questionnaire

Exhibit B – Notices

Exhibit C – List of Pre-approved Potential Underwriters

i

INVESTOR RIGHTS AGREEMENT

THIS INVESTOR RIGHTS AGREEMENT (this “Agreement”) is made as of May 10, 2023, by and among Gold Bullion Holdings (Jersey) Limited (“GBH”), a company incorporated in Jersey with registered number 87321 and whose registered office is at 28 Esplanade, St. Helier, JE2 3QA, Jersey, and WisdomTree, Inc. (the “Company”), a Delaware corporation with its principal place of business at 250 West 34th Street, 3rd Floor, New York, New York 10119, USA.

WHEREAS, the Sale, Purchase and Assignment Deed relating to the Gold Receivables, dated as of May 10, 2023, by and among the Company, WisdomTree International Holdings Ltd, Electra Target Holdco Limited, ETFS Capital Limited, World Gold Council, GBH, Rodber Investments Limited and Graham Tuckwell (the “Purchase Agreement”) provides for the issuance by the Company to GBH of a number of shares of the Company’s Series C Non-Voting Convertible Preferred Stock, par value $0.01 per share equal to the WT Shares (as defined in the Purchase Agreement) (the “Consideration Shares”).

WHEREAS, as a condition to consummating the transactions contemplated by the Purchase Agreement, GBH and the Company have agreed upon certain rights and restrictions as set forth herein with respect to the Consideration Shares and other securities of the Company beneficially owned by GBH and its Affiliates, and it is a condition to the closing under the Purchase Agreement that this Agreement be executed and delivered by GBH and the Company.

WHEREAS, the Existing Registration Rights Agreement may be amended, and the observance of any term of the Existing Registration Rights Agreement may be waived, with (and only with) the written consent of the Company and the Persons holding a majority of the then outstanding Registrable Securities (as defined in the Existing Registration Rights Agreement).

WHEREAS, the Existing Holders hold a majority of the outstanding Registrable Securities (as defined in the Existing Registration Rights Agreement).

WHEREAS, the Existing Holders have entered into a waiver agreement with the Company with respect to the Company entering into this Agreement pursuant to Section 3(g) of the Existing Registration Rights Agreement.

NOW, THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

(a) “Affiliate” or “Affiliated” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person, it being understood for purposes of this definition that “control” of a Person means the power directly or indirectly either to vote at least fifty-one percent (51%) or more of the stock having ordinary voting power for the election of directors of such Person or direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

(b) “Agreement” shall have the meaning set forth in the Preamble to this Agreement, including all Exhibits attached hereto.

(c) “Alternative Shelf Registration Statement” shall have the meaning set forth in Section 2.2(c).

(d) “Approved Sale” means a sale of Registrable Shares by GBH pursuant to a Block Trade, an Underwritten Shelf Takedown, a Company Piggyback Offering or an Other Holder Piggyback Offering.

(e) “Automatic Filing Request” shall have the meaning set forth in Section 2.2(a).

(f) “Automatic Shelf Registration Statement” means an “automatic shelf registration statement” as defined in Rule 405 promulgated under the Securities Act.

(g) “beneficial owner,” “beneficially owns,” “beneficial ownership” and terms of similar import used in this Agreement shall, with respect to a Person, have the meaning set forth in Rule 13d-3 under the Exchange Act (i) assuming the full conversion into, and exercise and exchange for, shares of Common Stock of all Common Stock Equivalents beneficially owned by such Person and (ii) determined without regard for the number of days in which such Person has the right to acquire such beneficial ownership.

(h) “Block Trade” means any non-marketed Underwritten Offering or Rule 144 Sale taking the form of a bought deal or block sale to a financial institution.

(i) “Block Trade Request” shall have the meaning set forth in Section 2.3(a).

(j) “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(k) “Certificate of Designations” means the Certificate of Designations of Series C Non-Voting Convertible Preferred Stock of the Company.

(l) “Common Stock” shall have the meaning set forth in the Preamble to this Agreement.

(m) “Common Stock Equivalents” means any options, warrants or other securities or rights convertible into or exercisable or exchangeable for, whether directly or following conversion into or exercise or exchange for other options, warrants or other securities or rights, shares of Common Stock.

(n) “Company” shall have the meaning set forth in the Preamble to this Agreement.

(o) “Company Piggyback Offering” shall have the meaning set forth in Section 2.4(a).

(p) “Consideration Shares” shall have the meaning set forth in the Recitals.

(q) “Determination Date” shall have the meaning set forth in Section 2.2(b).

(r) “Disposition” or “Dispose of” means any (i) distribution, transfer or other disposition, directly or indirectly, to shareholders, partners, limited partners of GBH or any to other Person of any shares of Common Stock, or any Common Stock Equivalents, (ii) pledge, sale, contract to sell, sale of any option or contract to purchase, purchase of any option or contract to sell, grant of any option, right or warrant for the sale of, or other disposition of or transfer of any shares of Common Stock, or any Common Stock Equivalents, including, without limitation, any “short sale” or similar arrangement, or (iii) swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of shares of Common Stock, whether any such swap or transaction is to be settled by delivery of securities, in cash or otherwise.

(s) “Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

(t) “Existing Holders” means the holders who have outstanding Registrable Securities (as defined in the Existing Registration Rights Agreement) pursuant to the Existing Registration Rights Agreement.

(u) “Existing Registration Rights Agreement” shall mean that certain Third Amended and Restated Registration Rights Agreement, dated October 15, 2009, among the Company and certain other parties thereto.

(v) “First Filing Date” shall have the meaning set forth in Section 2.2(a).

(w) “Governmental Authority” means any court, agency, authority, department, regulatory body or other instrumentality of any government or country or of any national, federal, state, provincial, regional, county, city or other political subdivision of any such government or country or any supranational organization of which any such country is a member.

(x) “Group” means a “group” as that term is used in Section 13(d) of the Exchange Act and as defined in Rule 13d-5 thereunder.

(y) “Law” or “Laws” means all laws, statutes, rules, regulations, orders, judgments, injunctions and/or ordinances of any Governmental Authority.

(z) “Modified Clause” shall have the meaning set forth in Section 4.7.

(aa) “Other Holder” means any Person having rights to participate in a registration of the Company’s securities, including pursuant to the Existing Registration Rights Agreement.

(bb) “Other Holder Piggyback Offering” shall have the meaning set forth in Section 2.4(c).

(cc) “Other Registrable Securities” shall have the meaning set forth in Section 2.4(a).

(dd) “Person” means any individual, limited liability company, partnership, firm, corporation, association, trust, unincorporated organization, government or any department or agency thereof or other entity, as well as any Group.

(ee) “Private Placement” means the Disposition by GBH of any Registrable Securities in a transaction exempt from the registration requirements of the Securities Act.

(ff) “Private Placement Request” shall have the meaning set forth in Section 2.2(d).

(gg) “Prospectus” means the prospectus forming a part of any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all amendments (including post-effective amendments) and including all material incorporated by reference or explicitly deemed to be incorporated by reference in such prospectus.

(hh) “Purchase Agreement” shall have the meaning set forth in the Preamble to this Agreement, and shall include all Exhibits attached thereto.

(ii) “registers,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such Registration Statement or document by the SEC.

(jj) “Registrable Securities” means: the shares of Common Stock issuable upon conversion of the Consideration Shares; and all shares of Common Stock issued to GBH upon: (A) any stock split, stock dividend, share exchange, merger, consolidation or similar recapitalization; and (B) as (or issuable upon the exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange or in replacement thereof. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when: (x) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; or (y) such securities shall have been otherwise properly transferred in accordance with this Agreement and the Certificate of Designations, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of them shall not require registration under the Securities Act.

(kk) “Registration Expenses” means all expenses incurred by the Company in connection with any Underwritten Offering, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky Laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of any Registrable Securities), expenses of printing (i) certificates for any Registrable Securities in a form eligible for deposit with the Depository Trust Company or (ii) Prospectuses if the printing of Prospectuses is requested by GBH, messenger and delivery expenses, fees and disbursements of counsel for the Company and its independent certified public accountants (including the expenses of any management review, cold comfort letters or any special audits required by or incident to such performance and compliance), Securities Act liability insurance (if the Company elects to obtain such insurance), the reasonable fees and expenses of any special experts retained by the Company in connection with such registration, fees and expenses of other Persons retained by the Company and the reasonable fees and expenses of one (1) counsel for GBH; provided, however, that Registration Expenses shall not include any Selling Expenses. In addition, the Company will pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Common Stock to be registered on each securities exchange, if any, on which equity securities issued by the Company are then listed or the quotation of such securities on any national securities exchange on which equity securities issued by the Company are then quoted.

(ll) “Registration Rights Term” shall have the meaning set forth in Section 2.2(a).

(mm) “Registration Statement” means any registration statement of the Company under the Securities Act that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the related Prospectus, all amendments and supplements to such registration statement (including post-effective amendments), and all exhibits and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such Registration Statement.

(nn) “Rule 144 Sale” means the Disposition by GBH of any Registrable Securities in compliance with Rule 144 under the Securities Act.

(oo) “SEC” means the United States Securities and Exchange Commission.

(pp) “Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

(qq) “Selling Expenses” means all underwriting discounts, selling commissions and all transfer, stamp, issuance and similar taxes, costs and expenses that may be payable with respect to the sale of Registrable Securities pursuant to this Agreement or otherwise.

(rr) “Shelf Filing Request” shall have the meaning set forth in Section 2.2(c).

(ss) “Shelf Registration” means a registration of securities pursuant to a registration statement filed with the SEC in accordance with and pursuant to Rule 415 promulgated under the Securities Act (or any successor rule then in effect).

(tt) “Shelf Registration Statement” means a registration statement to permit the public resale of the Registrable Securities.

(uu) “Subsidiary” of the Company means any corporation, association, limited liability company, partnership, joint venture or other business entity of which more than fifty percent (50%) of the voting stock or other equity interests, that is owned or controlled directly or indirectly by the Company, or one or more of the Subsidiaries of the Company, or a combination thereof.

(vv) “Substitute Shelf Registration Statement” shall have the meaning set forth in Section 2.2(b).

(ww) “Takedown Request” shall have the meaning set forth in Section 2.3(b).

(xx) “Then Outstanding Common Stock” means, at any time, the issued and outstanding shares of Common Stock at such time.

(yy) “Third Party” means any Person other than GBH, the Company or any of their respective Affiliates.

(zz) “Underwriter” means a securities dealer or dealers chosen by the Company which purchases any Registrable Securities as principal and not as part of such dealer’s market-making activities.

(aaa) “Underwritten Offering” means a registration in which Registrable Securities are sold to an Underwriter or GBH Underwriter for reoffering pursuant to a “takedown” of an Automatic Shelf Registration Statement, Substitute Shelf Registration Statement or Alternative Shelf Registration Statement, as applicable.

(bbb) “Underwritten Shelf Takedown” shall have the meaning set forth in Section 2.3(b).

(ccc) “Violation” shall have the meaning set forth in Section 2.8(a).

(ddd) “Well-Known Seasoned Issuer” means a “well-known seasoned issuer” as defined in Rule 405 promulgated under the Securities Act and which (a) is a “well-known seasoned issuer” under paragraph (1)(i)(A) of such definition or (b) is a “well-known seasoned issuer” under paragraph (1)(i)(B) of such definition and is also eligible to register a primary offering of its securities relying on General Instruction I.B.1 of Form S-3 under the Securities Act.

(eee) “GBH” shall have the meaning set forth in the Preamble to this Agreement.

(fff) “GBH Underwriter” means one (1) securities dealer chosen by GBH which purchases any Registrable Securities as principal and not as part of such dealer’s market-making activities.

2. Registration Rights.

2.1 Approved Sales; Private Placements; Rule 144 Sales.

(a) The Consideration Shares shall not be transferable to any Person other than an Affiliate of GBH, the Company or an Affiliate of the Company.

(b) Notwithstanding anything in this Agreement to the contrary, GBH shall not without the prior written approval of the Company, Dispose of any Registrable Securities at any time except pursuant to an Approved Sale or Private Placement, in each case, in accordance with Section 2 of this Agreement.

(c) Notwithstanding the foregoing, GBH may only Dispose of any Registrable Securities pursuant to a Rule 144 Sale, except in connection with a Block Trade, if, and to the extent, the Company fails to perform or materially breaches or fails to perform any of its obligations under Section 2.2(a)(i), Section 2.2(a)(ii), Section 2.2(b), Section 2.2(c)(i), Section 2.2(c)(ii), Section 2.2(c)(iii), Section 2.2(d), Section 2.2(f), Section 2.3(a), Section 2.3(b), Section 2.54(a), Section 2.54(c) or Section 2.54(e) and the Company has not cured such breach within thirty (30) days after GBH has given the Company written notice of such breach and of GBH’s intention to Dispose of Registrable Securities pursuant to a Rule 144 Sale.

(d) Other than in open market sale transactions where the identity of the purchaser is not known to GBH, GBH shall not Dispose of Registrable Securities to any Person that would knowingly result in any Third Party, together with such Third Party’s Affiliates and associates, owning, controlling or otherwise having any beneficial ownership interest representing in the aggregate five percent (5%) or more of the Then Outstanding Common Stock.

(e) Notwithstanding anything in this Agreement to the contrary, GBH shall not Dispose of any Then Outstanding Common Stock and/or Common Stock Equivalents, including through any derivative transactions, to ETFS Capital Limited, Graham Tuckwell, any of their Affiliates or associates or any Group formed by the foregoing Persons. GBH hereby represents and warrants to the Company that neither ETFS Capital Limited nor Graham Tuckwell, nor any of their respective Affiliates or associates are an Affiliate of GBH or its Affiliates.

2.2 Filing.

(a) Automatic Shelf Registration Statement . If, at any time from the later of the filing of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2023 and August 15, 2023 (the “First Filing Date”) until 5:00 p.m. Eastern Time on the date of the fifth (5th) anniversary of such date (the “Registration Rights Term”) the Company is a Well-Known Seasoned Issuer, then GBH may request in writing that the Company prepare and file an Automatic Shelf Registration Statement to permit the public resale of all of the Registrable Securities subject to and in accordance with the terms of this Agreement (an “Automatic Filing Request”). Subject to Section 2.6, the Company shall: (i) use its commercially reasonable efforts to prepare and file such Automatic Shelf Registration Statement within ten (10) Business Days of the date of receipt of the Automatic Filing Request, provided however, that if such request is made prior to the First Filing Date, no such filing will be required before the First Filing Date; and (ii) cause such Automatic Shelf Registration Statement to remain effective thereafter until the earlier to occur of: (A) the expiration of the Registration Rights Term; (B) such time as there are no longer any Registrable Securities.

(b) Determination Date. If at any time after the filing of an Automatic Shelf Registration Statement by the Company, the Company is no longer a Well-Known Seasoned Issuer (the “Determination Date”), then within ten (10) Business Days after such Determination Date, the Company shall: (i) give written notice thereof to GBH; and (ii) subject to Section 2.6, file a Registration Statement on an appropriate form (or a post-effective amendment converting the Automatic Shelf Registration Statement to an appropriate form) covering all of the Registrable Securities subject to and in accordance with the terms of this Agreement (a “Substitute Shelf Registration Statement”). Subject to Section 2.6, the Company shall use commercially reasonable efforts to have such Substitute Shelf Registration Statement declared effective as promptly as practicable (but in no event more than thirty (30) days) after the date the Automatic Shelf Registration Statement is no longer useable by the Holders to sell their Registrable Securities.

(c) Alternative Shelf Registration Statement. If at any time during the Registration Rights Term the Company is not a Well-Known Seasoned Issuer, then GBH may request in writing (a “Shelf Filing Request”) that the Company prepare and file a Shelf Registration Statement on Form S-3 to permit the public resale of all of the Registrable Securities subject to and in accordance with the terms of this Agreement (an “Alternative Shelf Registration Statement”). The Company shall, subject to Section 2.6: (i) use its commercially reasonable efforts to prepare and file such Alternative Shelf Registration Statement within fifteen (15) Business Days of the date of the applicable Shelf Filing Request; (ii) use commercially reasonable efforts to cause such Alternative Shelf Registration Statement to be declared effective under the Securities Act as promptly as practicable, but in no event more than two (2) Business Days after the date that is thirty (30) days following the filing thereof (or one hundred and twenty (120) days following the filing thereof if the SEC notifies the Company that it will “review” the Alternative Shelf Registration Statement); and (iii) shall use commercially reasonable efforts to cause such Alternative Shelf Registration Statement to remain effective thereafter until the earlier to occur of: (A) the expiration of the Registration Rights Term; or (B) such time as there are no longer any Registrable Securities.

(d) Private Placement. At any time from the First Filing Date, GBH may request in writing (a “Private Placement Request”) that the Company approve a Private Placement (such approval to be in the Company’s sole discretion). For the avoidance of doubt, Private Placements are subject to Section 2.1(d) of this Agreement. The Company shall use its commercially reasonable efforts to determine whether to approve such Private Placement within ten (10) Business Days of the date of such Private Placement Request. The Company shall have no obligation to grant any registration rights to any Third Party purchaser in a Private Placement.

(e) Obligation to Suspend Distribution. Upon receipt of any written notice from the Company of the happening of: (i) any request by the SEC for any amendment or supplement to any Automatic Shelf Registration Statement, Substitute Shelf Registration Statement, Alternative Shelf Registration Statement, Block Trade, Underwritten Shelf Takedown Company Piggyback Offering, Other Holder Piggyback Offering or Private Placement, as applicable, or any Prospectus relating thereto or for additional information or of the occurrence of an event requiring the preparation of a supplement or amendment to such Prospectus; or (ii) upon any suspension by the Company, pursuant to regular quarterly blackout periods ahead of filing periodic financial statements or special blackout periods pursuant to a written insider trading compliance program adopted by the Company’s Board of Directors, the Company shall immediately discontinue disposition of such Registrable Securities pursuant to the Automatic Shelf Registration Statement, Substitute Shelf Registration Statement, Alternative Shelf Registration Statement, Block Trade, Underwritten Shelf Takedown Company Piggyback Offering, Other Holder Piggyback Offering, as applicable, covering such Registrable Securities or pursuant to a Private Placement until GBH receives the required supplemented or amended Prospectus or the restriction on the ability of “insiders” to transact in the Company’s securities is removed, as applicable, and, if so directed by the Company, GBH will deliver to the Company all copies, other than permanent file copies then in GBH’s possession, of the most recent Prospectus covering such Registrable Securities at the time of receipt of such notice.

(f) The Company may suspend disposition of Registrable Securities pursuant to Section 2.2(e) for (i) any one suspension that may not exceed ninety (90) days and (ii) up to an aggregate of one hundred and twenty (120) days for all such suspensions during any period of twelve (12) consecutive months.

(g) Well-Known Seasoned Issuer Status. The Company agrees to use commercially reasonable efforts to remain a Well-Known Seasoned Issuer.

2.3 Requests for Underwritten Offerings. Subject to Section 2.1(a) and Section 2.6, from and after the First Filing Date:

(a) GBH may request to sell all or any portion of the Registrable Securities in a Block Trade (each, a “Block Trade Request”); provided, that each Block Trade Request shall specify the approximate number of Registrable Securities to be sold in such Block Trade and the name of the GBH Underwriter, provided either that the GBH Underwriter is selected from a list of pre-approved potential underwriters provided by the Company, as listed in Exhibit C hereto, or that GBH notify the Company of the name of the desired GBH Underwriter and the Company shall provide approval (such approval to be in the Company’s sole discretion), of such GBH Underwriter. If no GBH Underwriter is selected, the Company shall use commercially reasonable efforts to select an Underwriter to facilitate such Block Trade no later than three (3) Business Days after the date of such Block Trade Request and shall notify GBH of the identity and contact information of such Underwriter. The Company shall not be required to effectuate more than six (6) Block Trades.

(b) GBH may request to sell all or any portion of its Registrable Securities in an Underwritten Offering not involving a Block Trade (each, an “Underwritten Shelf Takedown”) (each, a “Takedown Request”); provided, that the Takedown Request shall specify the approximate number of Registrable Securities to be sold pursuant to such Underwritten Shelf Takedown and the name of the GBH Underwriter. The Company shall not be obligated to effect more than six (6) Underwritten Shelf Takedowns pursuant to this Agreement and shall not be obligated to effect any Underwritten Shelf Takedown:

(i) if the Company has, within the twelve (12) month period preceding the date of the Takedown Request, already effected two (2) Underwritten Shelf Takedowns;

(ii) if the Company has, within the one hundred and eighty (180) day period preceding the date of the Takedown Request, already effected one (1) Underwritten Shelf Takedown; or

(iii) if requested by the Underwriter or GBH Underwriter, within up to one hundred and eighty (180) days after the pricing of: any offering of Common Stock of the Company registered under the Securities Act, including pursuant to any Shelf Registration or Shelf Registration Statement.

2.4 Piggyback Rights.

(a) Right to Piggyback on Primary Company Offerings. Whenever the Company proposes to register any of its securities, or proposes to offer any of its Common Stock pursuant to a registration statement in an underwritten offering under the Securities Act, in each case, other than pursuant to a Shelf Registration or Shelf Registration Statement (a “Company Piggyback Offering”), the Company shall give prompt written notice to GBH and the Other Holders of its intention to effect such Company Piggyback Offering; provided, that such notice shall be given not less than twenty (20) days prior to the expected date of commencement of marketing efforts for such Company Piggyback Offering. The Company shall, subject to the provisions of Section 2.1(a), Section 2.4(b) and Section 2.6, include in such Company Piggyback Offering all Registrable Securities with respect to which the Company has received written requests for inclusion therein from GBH and all shares of Common Stock with respect to which the Company has received written requests for inclusion therein from the Other Holders (“Other Registrable Securities”) within fifteen (15) days after sending the Company’s notice. Notwithstanding anything to the contrary contained herein, the Company may determine not to proceed with any Company Piggyback Offering upon written notice to GBH and the Other Holders.

(b) Priority on Company Piggyback Offerings. If the managing underwriters for any Company Piggyback Offering advise the Company in writing that in their reasonable opinion marketing factors require a limitation on the number of shares to be underwritten in such Company Piggyback Offering, the Company shall include in such Company Piggyback Offering the number which can be so sold in the following order of priority, which in the opinion of such underwriter would not adversely affect the success of such offering within the price range of such offering: (i) first, the securities the Company proposes to sell, (ii) second, subject to Section 2.6, the Registrable Securities permitted pursuant to Section 2.1(a) and the Other Registrable Securities, in each case, requested to be included in the Company Piggyback Offering, if the amount is less than all the Registrable Securities and the Other Registrable Securities requested to be sold, pro rata on the basis of the total number of Registrable Securities permitted to be included pursuant to Section 2.1(a) and the Other Registrable Securities, in each case, requested to be sold; provided, that in no event will such Other Registrable Securities represent less than twenty five percent (25%) of the securities of the Company to be included in such Company Piggyback Offering, and (iii) third, the other securities requested to be included in such Company Piggyback Offering.

(c) Right to Piggyback on Other Holder Offerings. Whenever the Other Holders request that the Company effect any registration with respect to any Common Stock, in each case, other than pursuant to a Shelf Registration or Shelf Registration Statement (an “Other Holder Piggyback Offering”), the Company shall give prompt written notice to GBH of its intention to effect such Other Holder Piggyback Offering; provided, that such notice shall be given not less than twenty (20) days prior to the expected date of commencement of marketing efforts for such Other Holder Piggyback Offering. The Company shall, subject to the provisions of Section 2.1(a), Section 2.4(d) and Section 2.6 include in such Other Holder Piggyback Offering all Registrable Securities with respect to which the Company has received written requests for inclusion therein from GBH within fifteen (15) days after sending the Company’s notice. Notwithstanding anything to the contrary contained herein, the Company may determine not to proceed with any Other Holder Piggyback Offering upon written notice to GBH.

(d) Priority on Other Holder Piggyback Offerings. If the managing underwriters for any Other Holder Piggyback Offering advise the Company in writing that in their reasonable opinion marketing factors require a limitation on the number of shares to be underwritten in such Other Holder Piggyback Offering, the Company shall include in such Other Holder Piggyback Offering the number which can be so sold in the following order of priority, which in the opinion of such underwriter would not adversely affect the success of such offering within the price range of such offering: (i) first, the Other Registrable Securities requested by the Other Holders to be included in such Other Holder Piggyback Offering in accordance with the Existing Registration Rights Agreement, (ii) second, subject to Section 2.6, the Registrable Securities permitted to be included pursuant to Section 2.1(a) requested to be included in such Other Holder Piggyback Offering, (iii) third, the securities the Company proposes to sell in such Other Holder Piggyback Offering, and (iv) fourth, the other securities requested to be included in such Other Holder Piggyback Offering to the extent permitted hereunder.

(e) Selection of Underwriters. The Company will have the right to select the investment banker(s) and manager(s) for any offering, subject to GBH’s right to appoint a GBH Underwriter in connection with each Block Trade and Underwritten Shelf Takedown, as applicable. The parties hereto agree to use commercially reasonable efforts to cause the GBH Underwriter to be entitled to the same percentage of the underwriting discount and commission or placement agent fee, as the case may be, in respect of each Underwritten Shelf Takedown or Block Trade, respectively, as the Underwriter of such Underwritten Shelf Takedown or Block Trade.

(f) Confidentiality. GBH agrees that the fact that a notice pursuant to this Section 2.4 has been delivered shall constitute confidential information and GBH agrees not to disclose that such notice has been delivered.

2.5 Obligations of the Company. Whenever required under Section 2.2 to effect the registration of any Registrable Securities pursuant to an Underwritten Offering, the Company shall, as expeditiously as reasonably possible:

(a) prepare and file with the SEC a Registration Statement with respect to such Registrable Securities sought to be included therein; provided, that at least three (3) Business Days prior to filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Company shall furnish to GBH, its counsel, the Underwriter or GBH Underwriter copies of all such documents proposed to be filed, and GBH shall have the opportunity to comment on any information pertaining solely to GBH and its plan of distribution that is contained therein and the Company shall make the corrections reasonably requested by GBH, the Underwriter or GBH Underwriter with respect to such information prior to filing any such Registration Statement or amendment;

(b) prepare and file with the SEC such amendments and post-effective amendments to any Registration Statement and any Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective until the date on which all Registrable Securities covered by such Registration Statement are sold pursuant thereto, and cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement until the date on which all Registrable Securities covered by such Registration Statement are sold pursuant thereto; provided, that at least three (3) Business Days prior to filing any such amendments and post effective amendments or supplements thereto, the Company shall furnish to GBH, its counsel, the Underwriter or GBH Underwriter copies of all such documents proposed to be filed, and any of GBH, the Underwriter or GBH Underwriter shall have the opportunity to comment on any information pertaining solely to GBH and its plan of distribution that is contained therein and the Company shall make the corrections reasonably requested by GBH, the Underwriter or GBH Underwriter with respect to such information prior to filing any such Registration Statement or amendment;

(c) furnish to GBH, the Underwriter or GBH Underwriter such numbers of copies of such Registration Statement, each amendment and supplement thereto, the Prospectus included in such Registration Statement (including each preliminary Prospectus or free writing Prospectus) in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities;

(d) notify GBH, promptly after the Company shall receive notice thereof, of the time when such Registration Statement becomes or is declared effective or when any amendment or supplement or any Prospectus forming a part of such Registration Statement has been filed;

(e) notify GBH promptly of any request by the SEC for the amending or supplementing of such Registration Statement or Prospectus or for additional information and promptly deliver to GBH copies of any comments received from the SEC;

(f) notify GBH promptly of any stop order suspending the effectiveness of such Registration Statement or Prospectus or the initiation of any proceedings for that purpose, and use all reasonable efforts to obtain the withdrawal of any such order or the termination of such proceedings;

(g) use all reasonable efforts to register and qualify the Registrable Securities covered by such Registration Statement under such other securities or blue sky Laws of such jurisdictions as shall be reasonably requested by GBH, use all reasonable efforts to keep each such registration or qualification effective, including through new filings, or amendments or renewals, until the date on which all Registrable Securities covered by such Registration Statement are sold pursuant thereto, and notify GBH of Registrable Securities covered by such Registration Statement of the receipt of any written notification with respect to any suspension of any such qualification; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

(h) enter into and perform its obligations under an underwriting agreement or placement agreement, as applicable, in usual and customary form with the Underwriter or GBH Underwriter of the Underwritten Shelf Takedown or Block Trade, as applicable, pursuant to which such Registrable Securities are being offered;

(i) use all reasonable efforts to obtain: (A) at the time of any Block Trade or Underwritten Shelf Takedown pursuant to such Registration Statement, a comfort letter and a “bring-down comfort letter,” dated as of the date of such sale, from the Company’s independent certified public accountants covering such matters of the type customarily covered by a comfort letter and a “bring-down comfort letters” as the Underwriter and GBH Underwriter may reasonably request; (B) an opinion and a negative assurances letter of counsel to the Company in customary form and covering such matters of the type customarily covered by such letters as the Underwriter or GBH Underwriter may reasonably request; (C) customary certificates executed by authorized officers of the Company as the Underwriter or GBH Underwriter may reasonably request; and (D) use all reasonable efforts to obtain an opinion or opinions addressed to the Underwriter or GBH Underwriter in customary form and scope from counsel for the Company;

(j) promptly notify GBH at any time when a Prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the Prospectus included in such Registration Statement or any offering memorandum or other offering document includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and promptly prepare a supplement or amendment to such Prospectus or file any other required document so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus will not contain an untrue statement of material fact or omit to state any fact necessary to make the statements therein not misleading;

(k) permit GBH, if in GBH’s reasonable judgment GBH could reasonably be deemed to be an underwriter with respect to the Underwritten Offering, or to be a controlling Person of the Company, to reasonably participate in the preparation of such Registration Statement and to require the insertion therein of information to the extent concerning GBH, furnished to the Company in writing, which in the reasonable judgment of GBH and its counsel should be included;

(l) upon reasonable notice and during normal business hours, subject to the Company receiving customary confidentiality undertakings or agreements from GBH or other person obtaining access to Company records, documents, properties or other information pursuant to this Section 2.5(l), make available for inspection by a representative of GBH, the Underwriter and GBH Underwriter and any attorneys or accountants retained by any of GBH, the Underwriter or GBH Underwriter, relevant financial and other records, pertinent corporate documents and properties of the Company, and use all reasonable efforts to cause the officers, directors and employees of the Company to supply all information reasonably requested by any such representative, Underwriter, GBH Underwriter, attorneys or accountants in connection with the Registration Statement;

(m) with respect to each of the six (6) Underwritten Shelf Takedowns, participate, to the extent requested by the Underwriter or GBH Underwriter, in efforts extending for no more than five (5) Business Days scheduled by such Underwriter and reasonably acceptable to the Company’s senior management, to sell the Registrable Securities being offered pursuant to such Underwritten Shelf Takedowns (including participating during such period in customary “roadshow” meetings);

(n) use all reasonable efforts to comply with all applicable rules and regulations of the SEC relating to such registration and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act, provided that the Company will be deemed to have complied with this Section 2.5(n) with respect to such earning statements if it has satisfied the provisions of Rule 158;

(o) if requested by the Underwriter or GBH Underwriter, promptly incorporate in a Prospectus supplement or post-effective amendment such information as the Underwriter and GBH Underwriter reasonably requests to be included therein, with respect to the Registrable Securities being sold by GBH, including, without limitation, the purchase price being paid therefor by the Underwriter or GBH Underwriter and with respect to any other terms of the Underwritten Offering of Registrable Securities to be sold in such offering, and promptly make all required filings of such Prospectus supplement or post-effective amendment;

(p) cause the Registrable Securities covered by such Registration Statement to be listed on each securities exchange, if any, on which equity securities issued by the Company are then listed;

(q) reasonably cooperate with GBH, the Underwriter or GBH Underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with filings required to be made with the Financial Industry Regulatory Authority, Inc., if any; and

(r) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the applicable Registration Statement from and after a date not later than the effective date of such Registration Statement.

2.6 Obligations of GBH.

(a) Notwithstanding anything in this Agreement to the contrary, it shall be a condition precedent to the right of GBH to include any Registrable Securities in an Approved Sale or to the obligation of the Company to take any other action pursuant to this Section 2 that GBH shall: (i) furnish to the Company such information regarding itself and the Registrable Securities held by it as shall be reasonably necessary to effect the registration of GBH’s Registrable Securities, including the information required in the Selling Stockholder Questionnaire attached hereto as Exhibit A; (ii) enter into an underwriting agreement or placement agreement in customary form and provide customary representations and warranties, and customary indemnities to the applicable underwriter and the Company as provided in the applicable underwriting agreement or placement agreement; (iii) sell any Registrable Securities on the basis provided in the applicable underwriting agreement or placement agreement; and (iv) complete and execute all questionnaires, powers of attorney, indemnities and other documents reasonably required by the underwriter(s) or the Company.

(b) GBH shall use commercially reasonable efforts to work with the Company, the Underwriter or GBH Underwriter prior to making any Block Trade Request or Takedown Request in order to facilitate preparation of the Registration Statement, Prospectus and other offering documentation related to the applicable Block Trade or Underwritten Shelf Takedown.

2.7 Expenses. Except as specifically provided herein, all Registration Expenses shall be borne by the Company. All Selling Expenses incurred in connection with any registration hereunder shall be borne by GBH.

2.8 Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

(a) The Company shall indemnify and hold harmless GBH, any Underwriter, GBH Underwriter and each Person, if any, who controls GBH, Underwriter or GBH Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the officers, directors, owners, agents and employees of such controlling Persons, against any and all losses, claims, damages or liabilities (joint or several) to which they may become subject under any securities Laws including, without limitation, the Securities Act, the Exchange Act, or any other statute or common law of the United States or any other country or political subdivision thereof, or otherwise, including the amount paid in settlement of any litigation commenced or threatened (including any amounts paid pursuant to or in settlement of claims made under the indemnification or contribution provisions of any underwriting or similar agreement entered into by GBH in connection with any offering or sale of securities covered by this Agreement), and shall promptly reimburse them, as and when incurred, for any legal or other expenses incurred by them in connection with investigating any claims and defending any actions, insofar as any such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (each, a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in or incorporated by reference into such Registration Statement, including any preliminary Prospectus or final Prospectus contained therein or any free writing Prospectus or any amendments or supplements thereto, or in any offering memorandum or other offering document relating to the offering and sale of such securities or (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; provided, however, the Company shall not be liable in any such case for any such loss, claim, damage, liability or action to the extent that (A) it arises out of or is based upon a Violation which occurs solely in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by GBH; or (B) is caused by GBH’s disposition of Registrable Shares during any period during which GBH was obligated to discontinue any disposition of Registrable Shares pursuant to Section 2.2(d), including as a result of any stop order suspending the effectiveness of any registration statement or Prospectus with respect to Registrable Securities, of which GBH had received prior written notice from the Company.

(b) GBH shall indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the officers, directors, owners, agents and employees of such controlling Persons, any Underwriter, GBH Underwriter, any other Person selling securities in such registration statement and any controlling Person of any such Underwriter, GBH Underwriter or other Person, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing Persons may become subject, under liabilities (or actions in respect thereto) which arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation: (i) arises out of or is based upon a Violation which occurs solely in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by GBH; or (ii) is caused by GBH’s disposition of Registrable Shares using a registration statement during any period during which GBH is obligated to discontinue any disposition of Registrable Shares pursuant to Section 2.2(d), including as a result of any stop order suspending the effectiveness of any such registration statement or Prospectus with respect to Registrable Securities of which GBH had received prior written notice. GBH shall reimburse, as and when incurred, any legal or other expenses reasonably incurred by any Person intended to be indemnified pursuant to this Section 2.8(b), in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 2.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without consent of GBH, which consent shall not be unreasonably withheld; provided, further, that, other than with respect to Section 2.8(b)(ii), the total amount to be indemnified shall be limited to the net proceeds (after deducting the underwriting discounts and commissions) received by GBH in the offering to which the registration statement or Prospectus relates.

(c) Promptly after receipt by an indemnified party under this Section 2.8 of notice of the commencement of any action (including any action by a Governmental Authority), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the indemnified party under this Section 2.8 except to the extent that the indemnifying party would be prejudiced as a result of such failure, but the omission so to deliver written notice to the indemnifying party shall not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.8.

(d) In order to provide for just and equitable contribution to joint liability in any case in which a claim for indemnification is made pursuant to this Section 2.8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 2.8 provided for indemnification in such case, the Company and GBH shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in proportion to the relative fault of the Company, on the one hand, and GBH, on the other hand in connection with the statements or omissions which result in such losses, claims, damages liabilities, or expenses as well as any other relevant equitable considerations. The relative fault of the indemnifying party on the one hand and of the indemnified party on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party, and by such Person’s relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that in any such case, no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; provided further, however, that in no event shall any contribution under this Section 2.8(d) on the part of GBH exceed the net proceeds (after deducting the underwriting discounts and commissions) received by GBH from the sale of Registrable Securities giving rise to such contribution obligation, except in the case of Section 2.8(b)(ii) or willful misconduct or fraud by GBH, which has been determined in a final adjudication to which GBH has no further rights of appeal.

(e) The obligations of the Company and GBH under this Section 2.8 shall survive the completion of any offering of Registrable Securities in a registration statement under this Agreement and otherwise.

2.9 SEC Reports. With a view to making available to GBH the benefits of Rule 144 under the Securities Act and any other rule or regulation of the SEC that may at any time permit GBH to sell Registrable Securities of the Company to the public without registration, the Company agrees to at any time that it is a reporting company under Section 13 or 15(d) of the Exchange Act:

(a) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and

(b) furnish to GBH, so long as GBH owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC (exclusive of Rule 144A) which permits the selling of any Registrable Securities without registration.

2.10 Termination of Registration Rights. Except for Section 2.8, which shall survive until the expiration of any applicable statutes of limitation, Section 2 shall terminate automatically and have no further force or effect upon the expiration of the Registration Rights Term.

3. Company Covenants.

3.1 Company Information. For so long as GBH holds Registrable Securities, the Company shall deliver a copy of its Annual Report on Form 10-K, Quarterly Report on Form 10-Q and any Current Report on Form 8-K filed by the Company with the SEC promptly following the filing date of such reports.

3.2 Amendment to Certificate of Incorporation or Certificate of Designations. For so long as GBH holds Registrable Securities, the Company will not amend its certificate of incorporation or the Certificate of Designations in any manner materially adverse to GBH without the written consent of GBH.

5.3 Current Public Information. For so long as GBH holds Registrable Securities, the Company, during any period in which it is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act or it is not exempt from such reporting requirements pursuant to and in compliance with Rule 12g3-2(b) under the Exchange Act, will provide to GBH and to each prospective Third Party purchaser (as designated by GBH) of such Registrable Securities, upon the request of GBH or prospective Third Party purchaser, any information required to be provided by Rule 144A(d)(4) under the Securities Act. This covenant is intended to be for the benefit of the GBH and the prospective Third Party purchasers designated by GBH, from time to time of such Registrable Securities.

4. Miscellaneous.

4.1 Governing Law; Submission to Jurisdiction. This Agreement shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Agreement shall be governed by, the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware. Each of the Company and GBH hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the city of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. THE COMPANY AND GBH HEREBY IRREVOCABLY WAIVE ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

4.2 Waiver. Waiver by a party of a breach hereunder by another party shall not be construed as a waiver of any subsequent breach of the same or any other provision. No delay or omission by a party in exercising or availing itself of any right, power or privilege hereunder shall preclude the later exercise of any such right, power or privilege by such party. No waiver shall be effective unless made in writing with specific reference to the relevant provision(s) of this Agreement and signed by a duly authorized representative of the party granting the waiver.

4.3 Notices. All notices, instructions and other communications hereunder or in connection herewith shall be in writing, shall be sent to the address of the relevant party set forth on Exhibit B attached hereto and shall be (a) delivered personally, (b) sent by registered or certified mail, return receipt requested, postage prepaid, (c) sent via a reputable nationwide overnight courier service or (d) sent by electronic mail, with a confirmation copy to be sent by registered or certified mail, return receipt requested, postage prepaid. Any such notice, instruction or communication shall be deemed to have been delivered upon receipt if delivered by hand, three (3) Business Days after it is sent by registered or certified mail, return receipt requested, postage prepaid, one (1) Business Day after it is sent via a reputable nationwide overnight courier service or when transmitted with electronic confirmation of receipt, if transmitted by electronic mail (if such transmission is made during regular business hours of the recipient on a Business Day; or otherwise, on the next Business Day following such transmission). Any party may change its address by giving notice to the other parties in the manner provided above.

4.4 Entire Agreement. This Agreement, the Purchase Agreement and the Certificate of Designations contain the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous arrangements or understandings, whether written or oral, with respect hereto and thereto.

4.5 Amendments. No provision in this Agreement shall be supplemented, deleted or amended except in a writing executed by an authorized representative of each of the parties hereto.

4.6 Headings; Nouns and Pronouns; Section References. Headings in this Agreement are for convenience of reference only and shall not be considered in construing this Agreement. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice-versa. References in this Agreement to a section or subsection shall be deemed to refer to a section or subsection of this Agreement unless otherwise expressly stated.

4.7 Severability. If, under applicable Laws, any provision hereof is invalid or unenforceable, or otherwise directly or indirectly affects the validity of any other material provision(s) of this Agreement in any jurisdiction (“Modified Clause”), then, it is mutually agreed that this Agreement shall endure and that the Modified Clause shall be enforced in such jurisdiction to the maximum extent permitted under applicable Laws in such jurisdiction; provided, that the parties shall consult and use all reasonable efforts to agree upon, and hereby consent to, any valid and enforceable modification of this Agreement as may be necessary to avoid any unjust enrichment of either party and to match the intent of this Agreement as closely as possible, including the economic benefits and rights contemplated herein.

4.8 Assignment. Neither this Agreement nor any rights or duties of a party hereto may be assigned by such party, in whole or in part, without (a) the prior written consent of the Company in the case of any assignment by GBH; or (b) the prior written consent of GBH in the case of an assignment by the Company. The rights under this Agreement may be assigned (but only with all related obligations) by GBH to a transferee of Registrable Securities that (i) is an Affiliate of GBH; provided, however, that (x) the Company is, at least five (5) Business Days prior such transfer, furnished with written notice of the name and address of such transferee and the Registrable Securities with respect to which such rights are being transferred and evidence satisfactory to the Company that such transferee is an Affiliate of GBH; and (y) such transferee agrees in a written instrument delivered to the Company to be bound by and subject to the terms and conditions of this Agreement.

4.9 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

4.10 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

4.11 Third Party Beneficiaries. None of the provisions of this Agreement shall be for the benefit of or enforceable by any third party other than pursuant to Section 2.8. Except with respect to Section 2.8, no third party shall obtain any right under any provision of this Agreement or shall by reason of any such provision make any claim in respect of any debt, liability or obligation (or otherwise) against any party hereto.

4.12 No Strict Construction. This Agreement has been prepared jointly and will not be construed against any party.

4.13 Remedies. The rights, powers and remedies of the parties under this Agreement are cumulative and not exclusive of any other right, power or remedy which such parties may have under any other agreement or Law. No single or partial assertion or exercise of any right, power or remedy of a party hereunder shall preclude any other or further assertion or exercise thereof.

4.14 Specific Performance. The Company and GBH hereby acknowledge and agree that the rights of the parties hereunder are special, unique and of extraordinary character, and that if any party refuses or otherwise fails to act, or to cause its Affiliates to act, in accordance with the provisions of this Agreement, such refusal or failure would result in irreparable injury to the Company or GBH, as the case may be, the exact amount of which would be difficult to ascertain or estimate and the remedies at law for which would not be reasonable or adequate compensation. Accordingly, if any party refuses or otherwise fails to act, or to cause its Affiliates to act, in accordance with the provisions of this Agreement, then, in addition to any other remedy which may be available to any damaged party at law or in equity, such damaged party will be entitled to seek specific performance and injunctive relief, without posting bond or other security, and without the necessity of proving actual or threatened damages, which remedy such damaged party will be entitled to seek in any court of competent jurisdiction.

4.15 No Conflicting Agreements. GBH hereby represents and warrants to the Company that, other than with respect to the Existing Registration Rights Agreement, it is not, as of the date of this Agreement, a party to, and agrees that, , it shall not, on or after the date of this Agreement, enter into any agreement that conflicts with the rights granted to the Company in this Agreement. The Company hereby represents and warrants to GBH that it is not, as of the date of this Agreement, a party to, and further agrees with GBH that it shall not, on or after the date of this Agreement, enter into, any agreement that conflicts with the rights granted to GBH in this Agreement, in each case, other than with respect to the Existing Registration Rights Agreement, or enter into any agreement that contains registration rights which are more favorable than the rights granted hereunder unless any such more favorable rights are concurrently added to the rights granted hereunder. The Company further represents and warrants that the rights granted to GBH hereunder do not in any way conflict with the rights granted to any other holder of the Company’s securities under any other agreements in effect as of the date of this Agreement, other than with respect to the Existing Registration Rights Agreement.

(Signature Page Follows)

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.

WISDOMTREE, INC.

By:	/s/ Jonathan Steinberg
Name:	Jonathan Steinberg
Title:	Chief Executive Officer

GOLD BULLION HOLDINGS (JERSEY) LIMITED

By:	/s/ Daniel Pringle
Name:	Daniel Pringle
Title:	Director

EXHIBIT A

WISDOMTREE, INC.

Selling Stockholder Questionnaire and Acknowledgement

in Connection with Filing of Form S-3 to Register Common Stock held by Gold Bullion Holdings (Jersey) Limited

A-1

EXHIBIT B

NOTICES

B-1

EXHIBIT C

LIST OF PRE-APPROVED POTENTIAL UNDERWRITERS

C-1

EXHIBIT 4.2

AMENDMENT NO. 2 TO STOCKHOLDER RIGHTS AGREEMENT

This AMENDMENT NO. 2 TO STOCKHOLDER RIGHTS AGREEMENT, dated as of May 10, 2023 (this “Amendment”), is made and entered into by and between WisdomTree, Inc., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a federally chartered trust company, as Rights Agent (the “Rights Agent”). Except as otherwise provided herein, capitalized terms used but not otherwise defined in this Amendment shall have the meanings ascribed to such terms in the Agreement (as defined below).

RECITALS

WHEREAS, the Company and the Rights Agent previously entered into that certain Stockholder Rights Agreement, dated as of March 17, 2023 (as amended pursuant to Amendment No. 1 thereto, dated May 5, 2023, the “Agreement”);

WHEREAS, defined terms herein shall have meanings set forth in the Agreement unless otherwise specified herein;

WHEREAS, the Company intends to enter into a Sale, Purchase and Assignment Deed, dated as of May 10, 2023 (the “SPA”), with WisdomTree International Holdings Ltd (“WTHL”), Electra Target HoldCo Limited (“ETH”), ETFS Capital Limited (“ETFS”), World Gold Council (“WGC”), Gold Bullion Holdings (Jersey) Limited (“GBH”), Rodber Investments Limited (“RIL”), and Graham Tuckwell (“GT”);

WHEREAS, pursuant to the SPA, (i) ETFS shall sell and assign the ETFS Royalty Gold Receivables (as defined in the SPA) to ETH and ETH shall purchase the ETFS Royalty Gold Receivables from ETFS and accept such assignment; (ii) GBH and GT shall each severally sell and assign Royalty Gold Receivable 1 (as defined in the SPA) to ETFS and ETFS shall purchase Royalty Gold Receivable 1 and accept such assignment; and (iii) WGC shall sell and assign Royalty Gold Receivable 2 (as defined in the SPA) to ETFS and ETFS shall purchase Royalty Gold Receivable 2 and accept such assignment, in each case in exchange for the payment of certain cash consideration and the issuance by the Company of a certain number of shares of the Company’s Series C Non-Voting Convertible Preferred Stock, par value $0.01 (the “WT Shares”) to GBH (the “WT Share Issuance”);

WHEREAS, pursuant to the SPA and in connection with the WT Share Issuance, the Company and GBH intend to enter into an Investor Rights Agreement (the “IRA”);

WHEREAS, pursuant to Section 27 of the Agreement, prior to the occurrence of a Section 11(a)(ii) Event, the Company and the Rights Agent shall, if the Board of Directors of the Company so directs, supplement or amend any provision of the Agreement as the Board of Directors of the Company may deem necessary or desirable without the approval of any holders of certificates representing shares of Common Stock or Series A Preferred Stock of the Company;

WHEREAS, as of the date hereof, a Section 11(a)(ii) Event has not occurred; and

WHEREAS, pursuant to the terms of the Agreement and in accordance with Section 27 thereof, the Company has directed that the Agreement be amended as set forth in this Amendment, and by its execution and delivery hereof, directs the Rights Agent to execute this Amendment.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth in the Agreement and this Amendment, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Amendment to Definition of “Acquiring Person.” The definition of “Acquiring Person” in Section 1(a) of the Agreement is amended by inserting the following at the end of such section: “Notwithstanding anything in this Section 1(a) or this Agreement to the contrary, none of ETFS Capital Limited (“ETFS”), World Gold Council (“WGC”), Gold Bullion Holdings (Jersey) Limited (“GBH”), Rodber Investments Limited (“RIL”), or Graham Tuckwell (“GT”, and together with ETFS, WGC, GBH, and RIL, collectively, the “SPA Parties” and each an “SPA Party”) nor any of their respective Affiliates or Associates, either individually or together, is, nor shall any of them, be deemed to be, an “Acquiring Person” solely by virtue of, or as a result of (i) the approval, execution, and delivery of the Sale, Purchase and Assignment Deed, dated as of May 10, 2023, by and between the Company, certain Affiliates of the Company and the SPA Parties (as it may be amended from time to time, the “SPA”), (ii) the public announcement or public disclosure of the SPA or any of transactions contemplated thereby, (iii) the issuance to GBH of, or the right to be issued, shares of the Company’s Series C Non-Voting Convertible Preferred Stock, par value $0.01 (the “GBH Shares”) pursuant to the SPA, (iv) the acquisition of, or the right to acquire, Beneficial Ownership by GBH of any shares of Common Stock of the Company issued or issuable upon the conversion of the GBH Shares pursuant to the Certificate of Designations of Series C Non-Voting Convertible Preferred Stock of the Company (the “Series C Certificate of Designations”), or (v) the performance or consummation of any of the other transactions contemplated by the SPA, including without limitation the Company and GBH’s entry into the Investor Rights Agreement (as that term is defined in the SPA) (the foregoing actions being referred to herein as the “Permitted Events”). Notwithstanding the foregoing and for the avoidance of doubt, an SPA Party shall be deemed an Acquiring Person if such SPA Party shall become the Beneficial Owner of any additional shares of Common Stock (other than pursuant to one or more Permitted Events or pursuant to a stock split, stock dividend or similar transaction) unless, immediately prior to the time, and as a result, of becoming the Beneficial Owner of such additional shares, such SPA Party, together with all Affiliates and Associates thereof, is not the Beneficial Owner of 10% (20% in the event that such SPA Party is then a 13G Investor) or more of the then outstanding shares of Common Stock.”

2. Officer’s Certificate. By executing this Amendment below, the undersigned duly appointed officer of the Company certifies that this Amendment has been executed and delivered in compliance with the terms of Section 27 of the Agreement and directs the Rights Agent to execute this Amendment.

3. Interpretation. The term “Agreement” as used in the Agreement shall be deemed to refer to the Agreement as amended hereby.

2

4. Severability. If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment, and of the Agreement, shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

5. Waiver of Notice. The Rights Agent and the Company hereby waive any notice requirement under the Agreement pertaining to the matters covered by this Amendment.

6. Governing Law. Section 32 of the Agreement shall apply mutatis mutandis to this Amendment.

7. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each party hereto, and their respective successors and assigns.

8. Headings. Descriptive headings of the several sections of this Amendment are inserted for convenience of reference only and shall not control or affect the meaning or construction of any of the provisions hereof.

9. Counterparts. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. In the event that any signature to this Agreement or any amendment hereto is delivered by e-mail delivery of a portable document format (.pdf or similar format) data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such “.pdf” signature page was an original thereof. No party hereto may raise the use of such electronic execution or transmission to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through such electronic transmission, as a defense to the formation of a contract, and each party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

10. Effectiveness. This Amendment shall be deemed effective as of the date first written above. Except as expressly amended herein, all other terms and conditions of the Agreement shall remain in full force and effect and otherwise shall be unaffected hereby.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

3

IN WITNESS WHEREOF, the Company and the Rights Agent have caused this Amendment No. 2 to the Agreement to be executed and delivered by its duly authorized officers or representatives as of the day and year first written above.

WISDOMTREE, INC.

By:	/s/ Jonathan Steinberg
Name: Jonathan Steinberg
Title: Chief Executive Officer

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, AS RIGHTS AGENT

By:	/s/ Henry Farrell
Name: Henry Farrell
Title: Vice President

4

EXHIBIT 10.1

Execution Version

Dated	10 May 2023

WISDOMTREE, INC.

and

WISDOMTREE INTERNATIONAL HOLDINGS LTD

and

ELECTRA TARGET HOLDCO LIMITED

and

ETFS CAPITAL LIMITED

and

WORLD GOLD COUNCIL

and

GOLD BULLION HOLDINGS (JERSEY) LIMITED

and

RODBER INVESTMENTS LIMITED

and

GRAHAM TUCKWELL

SALE, PURCHASE AND ASSIGNMENT DEED

relating to

the Gold Receivables

i

THIS DEED is made on 10 May 2023

BETWEEN

(1)	WISDOMTREE, INC., a Delaware corporation with executive offices at 250 West 34th Street, 3rd Floor, New York, NY 10119 (“WT”);

(2)

WISDOMTREE INTERNATIONAL HOLDINGS LTD, an indirect, wholly-owned subsidiary of WT, incorporated in England and Wales with registered number 11046784 and whose registered office is at 1 King William Street, London, England, EC4N 7AF (“WTHL”);

(3)

ELECTRA TARGET HOLDCO LIMITED, an indirect, wholly-owned subsidiary of WT, incorporated in Jersey with registered number 125128 and whose registered office is at Ordnance House, 31 Pier Road, St. Helier, JE4 8PW, Jersey (“ETH”);

(4)

ETFS CAPITAL LIMITED (previously ETF Securities Limited), incorporated in Jersey with registered number 88370 and whose registered office is at Ordnance House, 31 Pier Road, St. Helier, JE4 8PW, Jersey (“ETFS”);

(5)	WORLD GOLD COUNCIL, an association established under Swiss law and having a place of business at 7th Floor, 15 Fetter Lane, London EC4A 3TR (“WGC”);

(6)	GOLD BULLION HOLDINGS (JERSEY) LIMITED, incorporated in Jersey with registered number 87321 and whose registered office is at 28 Esplanade, St. Helier, JE2 3QA, Jersey (“GBH”);

(7)	RODBER INVESTMENTS LIMITED, incorporated in Jersey with registered number 109732 and whose registered office is at Ordnance House, 31 Pier Road, St. Helier, JE4 8PW, Jersey (“RIL”); and

(8)	GRAHAM TUCKWELL of [Redacted] (“GT”)

(together, the “Parties” and each a “Party”).

BACKGROUND

(A)

ETFS, WGC, GBH and GT are parties to certain 2008 Agreements (as defined below), pursuant to which ETFS acquired certain gold-backed exchange-traded commodities funds from GBH, in consideration for which ETFS agreed to make certain fixed and variable payments in gold bullion to GBH, WGC and GT.

(B)

ETFS, WGC, GBH and GT entered into the 2011 Agreement (as defined below) pursuant to which ETFS agreed to make the following fixed and variable payments in gold bullion to WGC, GBH and GT in settlement of various previously outstanding obligations between ETFS and WGC, GBH and GT: (i) a fixed annual amount of 9,500 ounces of Unallocated Gold, payable semi-annually to GBH and GT up to 31 March 2058, in the proportions two thirds and one third respectively (“Royalty Gold Receivable 1”); and (ii) a variable annual amount of originally 6,556.664 ounces of Unallocated Gold, but which, following an agreement made between ETFS, GBH, WGC and GT dated 28 July 2020 (pursuant to which the right for WGC to receive 19.444 ounces of Unallocated Gold per month from December 2057 and continuing in perpetuity was waived by WGC (the “2020 Agreement”)), is currently 6,333.333 ounces of Unallocated Gold per annum, payable in monthly instalments of 527.778 ounces of Unallocated Gold per month to WGC commencing in December 2057 and continuing in perpetuity (“Royalty Gold Receivable 2”).

(C)

GT assigned all of his right and interest in Royalty Gold Receivable 1 to Investor Resources International Limited (now dissolved) (“IRI”) on or about 25 November 2010, and IRI subsequently assigned all of its right and interest in Royalty Gold Receivable 1 to RIL on or about 10 January 2012. RIL is directly or indirectly controlled by GT.

1

(D)

On 11 April 2018, WTHL acquired ETFS’s European exchange traded commodities business through the acquisition of the share capital of ETH and its subsidiaries. In connection with that transaction, ETH, ETFS and WTHL entered into a gold royalty agreement dated 11 April 2018 (the “Gold Royalty Agreement”) pursuant to which ETH agreed to make the following payments in gold bullion to ETFS to enable ETFS to continue to meet its obligations under the 2011 Agreement: (i) an annual amount of 9,500 ounces of Unallocated Gold (as defined below) from the Electra Completion Date (as defined below) until 31 March 2058; and (ii) an annual amount of 6,333.333 ounces of Unallocated Gold from December 2057 and continuing in perpetuity (together, the “ETFS Royalty Gold Receivables”).

(E)	WT is the ultimate parent company of ETH, and its common stock is publicly traded on the New York Stock Exchange.

(F)

The Parties have now agreed that, subject to and on the terms of this Deed: (i) ETFS shall sell and assign the ETFS Royalty Gold Receivables to ETH and ETH shall purchase the ETFS Royalty Gold Receivables from ETFS and accept such assignment; (ii) GBH and GT shall each severally sell and assign their respective entitlement of the Royalty Gold Receivable 1 to ETFS and ETFS shall purchase Royalty Gold Receivable 1 and accept such assignment; and (iii) WGC shall sell and assign Royalty Gold Receivable 2 to ETFS and ETFS shall purchase Royalty Gold Receivable 2 and accept such assignment (the “Transactions”), in each case in exchange for the payment of certain cash consideration, as described more fully below, and the issuance by WT to GBH of the WT Shares (as defined below) in partial payment for the Assignments (as defined below) (other than Assignment 2b).

(G)

The Parties acknowledge and confirm that the value of the Transactions is: (i) $136,902,602 for purchase by ETH of the ETFS Royalty Gold Receivables from ETFS; (ii) $136,902,601 for purchase by ETFS of the Royalty Gold Receivable 1 from GBH and RIL, with the proceeds to be split as to $91,268,400 to GBH and $45,634,201 as to RIL; and (iii) $1 for purchase by ETFS of the Royalty Gold Receivable 2 from WGC.

1.	DEFINITIONS

In this Deed, unless the context otherwise requires, the words and expressions below shall have the following meanings:

“2008 Agreements” means the following agreements dated on or about 18 July 2008:

(a)	GBSJ Sale and Purchase Agreement between GBH and ETFS;

(b)	GBSA Sale and Purchase Agreement between GBH and ETFS;

(c)	Licence and Marketing Support Agreement between WGC and ETFS;

(d)	Transaction Agreement between GT and ETFS;

(e)	Pre Buy-Back Agreement between GBH, WGC, ETFS and GT; and

(f)	Buy-Back Agreement between GBH, ETFS and GT,

in each case as amended from time to time;

“2011 Agreement” means the Settlement, Payment and Amendment Agreement dated on or about 15 September 2011 between GBH, WGC, ETFS and GT as amended from time to time;

“Act” means the Companies Act 2006;

“Affiliate” means, in relation to any person, any subsidiary or holding company of such person, or any subsidiary of any such holding company or any other entity controlling, controlled by or under common control with, such person (in each case from time to time);

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“Beneficiaries” means members of the WGC Group and their respective officers, employees and agents;

“Business Day” means a day other than a Saturday, Sunday or public holiday in any of London, United Kingdom; Jersey; or New York, United States of America;

“Certificate of Designations” means the Certificate of Designations of Series C Non-Voting Convertible Preferred Stock of WT substantially in approved terms;

“Completion” means completion by the Parties of their respective obligations in accordance with clause 5 and Schedule 1;

“Completion Date” means the date on which Completion occurs;

“Confidential Information” has the meaning given in clause 8.1;

“Deed of Termination” means a deed of termination of the Gold Transaction Agreements (as defined therein), to be entered into between WTHL, ETH, WisdomTree Management Jersey Limited, ETFS, WGC, GBH, RIL and GT;

“Electra Completion Date” means 11 April 2018;

“Encumbrance” means any interest or equity of any person (including any right to acquire, option or right of pre-emption of any nature whatsoever) or any guarantee, mortgage, charge (fixed or floating), pledge, security, option, claim, lien, assignment, assignation, hypothecation, restriction, title, retention, other security interest, right of set-off, agreement or arrangement or commitment to create any of the same of any kind whatsoever, or any other third party rights or interests including any created by law;

“ETFS Royalty Gold Receivables” has the meaning given in Recital D;

“GBH Account” means the account in the name of GBH, with RBSI International St Helier Branch, the details of which are as follows:

[Redacted]

“GBSA Deed of Settlement “ means the deed made between ETFS, WGC, GBH, RIL and GT on the date of this Deed to waive the GBSA Gold Receivable for consideration;

“GBSA Gold Receivable” means 350 ounces of Unallocated Gold, payable semi-annually to GBH and GT in the proportion two thirds and one third respectively up to 31 March 2058 on the terms of the 2011 Agreement;

“Gold Receivables” means, together, the ETFS Royalty Gold Receivables, Royalty Gold Receivable 1, and Royalty Gold Receivable 2, and “Gold Receivable” shall mean any one of them;

“Gold Royalty Agreement” has the meaning given in Recital D;

“Investor Rights Agreement” means the agreement relating to the investor rights by and between WT and GBH to be entered into at the Completion Date, substantially in the approved terms;

“LBMA” means The London Bullion Market Association;

“ounces” means fine troy ounces of gold, being the trading unit for gold used by the LBMA members;

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“Payment Direction Letter” means the letter directing how the payments to be made pursuant to this Deed are to be made and/or satisfied among the Parties, other than WTHL;

“Proxy Contest” means any actual or threatened solicitation of proxies or consents by or on behalf of any person, entity or group (as that term is used in Section 13(d) of the U.S. Securities Exchange Act and as defined in Rule 13d-5 thereunder), other than the board of directors of WT, including, without limitation, any solicitation with respect to the election or removal of directors of WT, and any agreement intended to avoid or settle the results of any such actual or threatened solicitation;

“RIL Account” means the account in the name of RIL, the details of which are as follows:

[Redacted]

“Royalty Gold Receivable 1” has the meaning given in Recital B;

“Royalty Gold Receivable 2” has the meaning given in Recital B;

“Transaction Documents” means this Deed, the Investor Rights Agreement, the Payment Direction Letter, the Deed of Termination, and all other documents which, in each case, are to be entered into pursuant to this Deed, each being a “Transaction Document”;

“Transactions” has the meaning given in Recital F;

“Unallocated Gold” means loco London gold complying with the Good Delivery Rules of the LBMA, giving a right to require the delivery of a certain amount of gold but without evidencing uniquely identifiable bars of gold;

“WGC Group” means WGC and its Affiliates (including, for the avoidance of doubt, GBH);

“WGC Account” means the account in the name of WGC, the details of which are as follows:

[Redacted]

“WT Common Stock” means the shares of common stock of WT, par value $0.01 per share to be issued upon conversion of the WT Shares;

“WT Group” means WT and its current and future Affiliates; and

“WT Shares” means 13,087 shares of Series C Non-Voting Convertible Preferred Stock, par value $0.01 per share, in the capital of WT.

2.	INTERPRETATION

2.1

References to this Deed or any other documents includes reference to this Deed, its recitals and its schedules or such other documents as varied, amended, supplemented, extended, restated and/or replaced from time to time.

2.2	Words and expressions which are defined in the Act shall have the meanings attributed to them therein when used in this Deed unless otherwise defined or the context otherwise requires.

2.3	The clause and paragraph headings used in this Deed are inserted for ease of reference only and shall not affect construction.

2.4	References to persons shall include unincorporated associations and partnerships, in each case whether or not having a separate legal personality.

2.5	References to those of the Parties that are individuals include their respective legal personal representatives.

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2.6

References to the word “include” or “including” (or any similar term) are not to be construed as implying any limitation and general words introduced by the word “other” (or any similar term) shall not be given a restrictive meaning by reason of the fact that they are preceded or followed by words indicating a particular class of acts, matters or things.

2.7

A “person” includes any person, individual, company, firm, corporation, association, government, state or agency of a state or any undertaking (whether or not having separate legal personality and irrespective of the jurisdiction in or under the law of which it was incorporated or exists).

2.8

Except where the context specifically requires otherwise, words importing individuals shall be treated as importing corporations and vice versa, and words importing the whole shall be treated as including a reference to any part thereof.

2.9

References to statutory provisions or enactments shall include references to any amendment, modification, extension, consolidation, replacement or re-enactment of any such provision or enactment (whether before or after the date of this Deed) unless any such change imposes upon any Party any liabilities or obligations which are more onerous than as at the date of this Deed.

2.10	References to “$” or “USD” shall be references to United States Dollars, being the lawful currency of the United States of America.

2.11

References to a “holding company” or a “subsidiary” mean a holding company or subsidiary as defined in section 1159 of the Act, save that a company shall be treated for the purposes of the membership requirement contained in sections 1159(1)(b) and (c) as a member of another company even if its shares in that other company are registered in the name of (i) its nominee or (ii) another person (or its nominee) by way of security or in connection with the taking of security. A reference to an “undertaking” shall be construed in accordance with section 1161 of the Act and a reference to a “parent company” or a “subsidiary undertaking” means, respectively, a parent company or subsidiary undertaking as defined in section 1162 of the Act, save that an undertaking shall be treated for the purposes of the membership requirement in sections 1162(2)(b) and (d) and section 1162(3)(a) as a member of another undertaking even if its shares in that other undertaking are registered in the name of (i) its nominee or (ii) another person (or its nominee) by way of security or in connection with the taking of security.

3.	SALE, PURCHASE AND ASSIGNMENT OF THE GOLD RECEIVABLES

3.1	The Parties agree to, subject to and on the terms of this Deed, take the following steps in the following order:

(a)

firstly, ETFS hereby agrees to and, subject only to each Party complying with its obligations under clause 5 and Schedule 1 as at the Completion Date, hereby sells and unconditionally, irrevocably and absolutely assigns and transfers to ETH, with effect from the Completion Date, all of ETFS’s rights, title, interest and benefits in and to the ETFS Royalty Gold Receivables, and ETH agrees to purchase the ETFS Royalty Gold Receivables from ETFS and thereby accepts such assignment and transfer (“Assignment 1”); and

(b)	secondly, conditional upon, and immediately following, completion of Assignment 1:

(i)

GBH and GT each severally agree to and, subject only to each Party complying with its obligations under clause 5 and Schedule 1 as at the Completion Date, hereby sell and unconditionally, irrevocably and absolutely assign and transfer to ETFS, with effect from the Completion Date, their rights, title, interest and benefits in and to their respective entitlements to Royalty Gold Receivable 1, and ETFS agrees to purchase each of GBH’s and GT’s entitlements to Royalty Gold Receivable 1 from each of GBH and GT and to accept such assignments and transfers (“Assignment 2a”), and

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(ii)

WGC agrees to and, subject only to each Party complying with its obligations under clause 5 and Schedule 1 as at the Completion Date, hereby sells and unconditionally, irrevocably and absolutely assigns and transfers to ETFS, with effect from the Completion Date, all of WGC’s rights, title, interest and benefits in and to Royalty Gold Receivable 2, and ETFS agrees to purchase Royalty Gold Receivable 2 from WGC and accepts such assignment and transfer (“Assignment 2b”)

(together, the “Assignments”).

3.2	Each of the parties to the Gold Royalty Agreement and/or the 2011 Agreement hereby acknowledge and confirm that by virtue of this Deed, they have received valid notice of the Assignments.

3.3

ETH, in its capacity as obligor under the ETFS Royalty Gold Receivables, and pursuant to clause 9.1 of the Gold Royalty Agreement hereby irrevocably and unconditionally consents to Assignment 1, subject only to Completion occurring in accordance with the terms of this Deed. In accordance with clause 9.1 of the Gold Royalty Agreement, each of ETFS and WTHL hereby also irrevocably and unconditionally consent to Assignment 1, subject only to Completion occurring.

3.4

ETFS, in its capacity as obligor under Royalty Gold Receivable 1 and Royalty Gold Receivable 2, and pursuant to clause 9 of the 2011 Agreement, hereby irrevocably and unconditionally consents to Assignment 2a and Assignment 2b, subject only to Completion occurring in accordance with the terms of this Deed. In accordance with clause 9 of the 2011 Agreement, each of GBH, WGC and GT also hereby irrevocably and unconditionally consent to Assignment 2a and Assignment 2b, subject only to Completion occurring.

3.5	In each case, the relevant Gold Receivable shall be sold, assigned and transferred free from all Encumbrances and with all rights attaching to such Gold Receivable at Completion.

3.6

The Parties agree that, subject only to Completion occurring in accordance with the terms of this Deed (including, for the avoidance of doubt, the issuance by WT to GBH of the WT Shares in accordance with the terms of this Deed), from the Completion Date:

(a)	ETFS will no longer have any rights in relation to the ETFS Royalty Gold Receivables;

(b)	none of GBH, GT or RIL will have any rights in relation to Royalty Gold Receivable 1; and

(c)	WGC will no longer have any rights in relation to Royalty Gold Receivable 2.

4.	CONSIDERATION

4.1	The Parties agree that the consideration for the Assignments shall be:

(a)	the payment by:

(i)	ETH to ETFS of an aggregate amount equal to $50,004,922 in cash (the “ETFS Consideration”);

(ii)	ETFS to WGC of an amount equal to $1.00 in cash (the “WGC Cash Consideration”);

(iii)	ETFS to GBH of an aggregate amount equal to $4,370,720 in cash (the “GBH Consideration”); and

(iv)	ETFS to RIL of an aggregate amount equal to $45,634,201 in cash (the “RIL Consideration”); and

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(b)	the issuance by WT to GBH of the WT Shares,

(together, the “Consideration”).

4.2	The payments referred to in this clause 4 shall be settled, and the WT Shares shall be issued, subject and pursuant to the terms of this Deed and in accordance with clause 5 and Schedule 1.

4.3

WT agrees to issue the WT Shares to GBH on the Completion Date pursuant to and on the terms of this Deed, in consideration of the Transactions set out in this Deed, and in partial payment for the Assignments (other than Assignment 2b).

4.4

In reliance on clauses 4.6 and 4.7 below, each of WT and ETH warrants to ETFS, GBH and RIL that (i) it is solely tax resident in the United States of America (in the case of WT) and Jersey (in the case of ETH) and has no taxable permanent establishment, place of business or other taxable presence in any other jurisdiction; and (ii) it is not required to apply any withholding or deductions under the tax laws of Jersey, Australia, the United Kingdom or the United States of America in relation to any part of the Consideration payable by WT or ETH to ETFS, GBH and/or RIL pursuant to the Transaction Documents, provided that this warranty shall:

(a)

apply only to Consideration payments made to ETFS, GBH and/or RIL directly (including, the issue of the WT Shares to GBH), but not to payments made to their successors, permitted assignees or transferees;

(b)	apply only for as long as, and to the extent that, ETFS and RIL are solely tax resident in Australia, and GBH is solely tax resident in Jersey;

(c)	not extend to any payments in respect of the WT Shares (including, for the avoidance of doubt, dividends in respect thereof) following their issuance by WT to GBH; and

(d)

not extend to any withholding or deduction which arises or is required as a result of or in connection with ETFS and/or RIL (as applicable) having a taxable presence in any jurisdiction other than Australia, and GBH having a taxable presence in any jurisdiction other than Jersey.

4.5

In reliance on clause 4.7, ETFS warrants to WT, ETH and GBH that it is solely tax resident in Australia, that it has no taxable permanent establishment, place of business or other taxable presence in any other jurisdiction, and that it is not required to apply any withholding or deductions under the tax laws of Jersey, Australia, the United Kingdom or the United States of America in relation to any monetary payments or other transmissions of value to or in favour of GBH or RIL pursuant to the Transaction Documents, provided that this warranty shall:

(a)

apply only to monetary payments or other transmission of value to or in favour of GBH or RIL (including the issue of WT Shares to GBH), but not to payments made to their successors, permitted assignees or transferees;

(b)	apply only for as long as, and to the extent that GBH is solely tax resident in Jersey;

(c)	not extend to any payments in respect of the WT Shares (including, for the avoidance of doubt, dividends in respect thereof) following their issuance by WT to GBH; and

(d)	not extend to any withholding or deduction which arises or is required as a result of or in connection with GBH having a taxable presence in any jurisdiction other than Jersey,

However, for the avoidance of doubt but subject always to the confirmations contained in sub-clauses 4.8 and 4.9, nothing in this sub-clause 4.5 shall be regarded as constituting any form of binding warranty, representation or promise made by or on behalf of ETFS as regards the possibility that any withholdings or deductions either are or are not required by law in respect of the payment by WT to GBH of any dividends in respect of the WT Shares.

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4.6

ETFS warrants to WT, ETH, GBH and RIL that no part of any monetary payments or other transmissions of value from ETFS to or in favour of GBH and/or RIL (as applicable) (including the issuance of the WT Shares by WT to GBH) pursuant to the Transaction Documents comprises any dividend, interest, royalty or other payment item subject to Australian withholding tax.

4.7

GBH warrants to WT, ETH and ETFS that it is solely tax resident in Jersey and confirms that it will not treat the GBH Consideration or the WT Shares it receives pursuant to the Transaction Documents as the receipt of interest, dividends or royalties.

4.8

GBH and ETH hereby agree and acknowledge that dividends paid or declared on the WT Shares will be subject to US withholding tax at a rate of 30%, until and unless appropriate documentation evidencing (to WT’s reasonable satisfaction) the applicability of a different rate of taxation has been provided to WT with reasonable notice prior to such dividend being paid or declared. WT and GBH acknowledge that (according to the laws, rules, regulations and guidance in force as at the date of this Deed), dividends declared on the WT Shares are not deductible for WT for US tax purposes.

4.9

WT hereby confirms that (according to the laws, rules, regulations and guidance in force as at the date of this Deed) as at Completion, WT will lawfully treat the WT Shares as an equity instrument for US tax purposes.

4.10	The Parties hereby agree that in connection with their obligations in this Deed and in order to simplify and expedite the payment procedures on the Completion Date:

(a)	the WGC Consideration will be paid by ETH directly to WGC by way of payment into the WGC Account;

(b)	the GBH Cash Consideration will be paid by ETH directly to GBH by way of payment into the GBH Account; and

(c)	the RIL Consideration shall be paid by ETH directly to RIL by way of payment into the RIL Account,

in each case by way of telegraphic transfer of immediately available funds on Completion, and that, in consideration of ETH agreeing to make the payments under this clause 4.10(a), 4.10(b) and 4.10(c)above, and in consideration of WT issuing the WT Shares to GBH, the following payments shall be deemed to have been made:

(d)	payment of an amount equal to the ETFS Consideration by ETH to ETFS;

(e)	payment of an amount equal to the WGC Consideration by ETFS to WGC;

(f)	payment of an amount equal to the GBH Cash Consideration by ETFS to GBH; and

(g)	payment of an amount equal to the RIL Consideration by ETFS to RIL,

(together, the “Deemed Payments”), and none of the Deemed Payments shall be required to be made via telegraphic transfer of immediately available funds or otherwise by the actual transfer or payment of cash.

5.	COMPLETION

5.1	Completion shall take place remotely via the electronic exchange of executed documents immediately upon the execution of this Deed or such other date and time as the Parties may agree.

5.2	On Completion, the Parties shall comply with their obligations in Schedule 1.

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5.3	If in any respect the obligations contained in Schedule 1 are not complied with on Completion, any Party that is not in default may:

(a)

defer Completion to a date not more than 5 Business Days after Completion should have taken place but for the said default (and so that the provisions of this clause 5, apart from this clause 5.3(a), shall apply to Completion as so deferred); or

(b)	proceed to Completion so far as practicable having regard to the default(s) that have occurred; or

(c)

subject to Completion first having been deferred in accordance with clause 5.3(a), but not having occurred during the additional time provided for under such clause, due to a Party, as the defaulting party, failing to comply with its obligations specified in clause 5, to terminate this Deed, in which case clause 12 shall apply, in each case without prejudice to the non-breaching Party’s (or Parties’) rights under this Deed (including the right to claim damages) or otherwise.

6.	EXTINCTION OF GOLD RECEIVABLES

6.1

Each Party hereby irrevocably agrees that immediately upon Completion occurring in accordance with clause 5, each of the rights, benefits, liabilities and/or obligations under the Gold Royalty Agreement, the 2011 Agreement and/or the Gold Receivables shall be extinguished in full as a result of the Transactions described in this Deed, so that:

(a)	ETH shall have no further liabilities or obligations under or in respect of the ETFS Royalty Gold Receivables and/or the Gold Royalty Agreement; and

(b)	ETFS shall have no further liabilities or obligations under or in respect of Royalty Gold Receivable 1 or Royalty Gold Receivable 2 and/or the 2011 Agreement.

6.2	ETFS, WGC, GBH, RIL and GT hereby agree and acknowledge that this clause 6 is without prejudice to any rights or obligations arising under the GBSA Deed of Settlement.

7.	WARRANTIES

7.1	Each Party severally warrants to each other Party that, as at the date hereof:

(a)

it has full capacity, power and authority, and has taken all necessary action, to execute this Deed and each of the other Transaction Documents to which it is a party, and to assume and perform the obligations expressed to be assumed by it hereunder and thereunder, and all consents and approvals of any other persons required therefor have been duly obtained;

(b)

the execution by it of this Deed and each of the other Transaction Documents to which it is a party, and the performance by it of its obligations hereunder and thereunder, does not and will not breach any provision of its memorandum and articles of association, by-laws or equivalent constitutional documents, or result in a breach of laws or regulations in its jurisdiction of incorporation or in any other applicable jurisdiction, or of any order, decree, or judgment of any court or any governmental or regulatory authority in its jurisdiction of incorporation or any other applicable jurisdiction to which it is subject;

(c)

the obligations expressed to be assumed by it under this Deed and each of the other Transaction Documents to which it is a party are or will be (as the case may be) legal, valid and enforceable against it in accordance with their respective terms;

(d)

if they are a corporate person, no order has been made, petition presented, meeting convened to consider a resolution, or resolution passed, for the winding up or for the appointment of any administrator, receiver or trustee in bankruptcy of it, nor is it the subject of any analogous insolvency proceedings anywhere in the world, nor is it insolvent or unable to pay its debts as they fall due;

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(e)

if they are a natural person, no bankruptcy petition has been presented against them, they have not been declared bankrupt or served with a statutory demand, or are unable to pay any debts within the meaning of the Insolvency Act 1986, nor have they entered into, or has it been proposed they enter into, any composition or arrangement with, or for, their creditors or any class of their creditors (including an individual voluntary arrangement), and they have not been the subject to any other event analogous to the foregoing in any jurisdiction; and

(f)	if it is a corporate person, it is validly organized and existing under the laws of the jurisdiction of its incorporation.

7.2

ETFS, GBH, WGC and GT each warrant to ETH, WTHL and WT that there is no provision of the 2020 Agreement, or other term of any transaction documented pursuant to the 2020 Agreement, that would have an impact on the Transactions and/or the terms of, or any Party’s rights or obligations under, this Deed.

7.3	ETFS warrants to ETH, WTHL and WT that, as at the date hereof:

(a)	it is solely entitled to, and is the sole legal and beneficial owner of, the ETFS Royalty Gold Receivables;

(b)

it is entitled to sell and transfer the full legal and beneficial rights, title, interest and benefits in and to the ETFS Royalty Gold Receivables to ETH on the terms of this Deed, without obtaining the consent or approval of any third party; and

(c)	there is no Encumbrance on, over or affecting the ETFS Royalty Gold Receivables.

7.4	ETH warrants to ETFS that, as at the date hereof, it has not assigned any of its obligations under the Royalty Gold Agreement.

7.5	WGC warrants to ETFS that, as at the date hereof:

(a)	it is solely entitled to, and is the sole legal and beneficial owner of Royalty Gold Receivable 2;

(b)

it is entitled to sell and transfer the full legal and beneficial rights, title, interest and benefits in and to Royalty Gold Receivable 2 to ETFS on the terms of this Deed, without obtaining the consent or approval of any third party; and

(c)	there is no Encumbrance on, over or affecting Royalty Gold Receivable 2.

7.6	GBH warrants to ETFS that, as at the date hereof:

(a)	it is solely entitled to, and is the sole legal and beneficial owner of two thirds of Royalty Gold Receivable 1;

(b)

it is entitled to sell and transfer the full legal and beneficial rights, title, interest and benefits in and to its proportionate entitlement in and to Royalty Gold Receivable 1 to ETFS on the terms of this Deed, without obtaining the consent or approval of any third party; and

(c)	there is no Encumbrance on, over or affecting its proportionate entitlement to Royalty Gold Receivable 1.

7.7	RIL warrants to ETFS that, as at the date hereof:

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(a)	RIL is solely entitled, and is the sole legal and beneficial owner of one third of Royalty Gold Receivable 1;

(b)

RIL is entitled to sell and transfer the full legal and beneficial rights, title, interest and benefits in and to its proportionate entitlement in and to Royalty Gold Receivable 1 to ETFS on the terms of this Deed, without obtaining the consent or approval of any third party; and

(c)	there is no Encumbrance on, over or affecting RIL’s proportionate entitlement to Royalty Gold Receivable 1.

7.8

GT represents to the other Parties that, as a result of the assignments referred to in Recital C, his entire legal interest in Royalty Gold Receivable 1 (previously held by IRI) has been assigned to RIL and that in reliance upon his representation, the Parties agree that any reference in this Deed to GT shall be deemed to include RIL, as the context may require.

7.9	WT warrants to GBH that:

(a)

the execution by it of this Deed, and the performance by it of its obligations hereunder (including without limitation the issuance of the WT Shares and, upon the sale to a third party pursuant to the terms of the Investor Rights Agreement and conversion of the WT Shares, the WT Common Stock), does not and will not (i) breach any provision of its certificate of incorporation, by-laws or equivalent constitutional documents, or (ii) result in a breach of laws or regulations in its jurisdiction of incorporation or in any other applicable jurisdiction, or of any order, decree, or judgment of any court or any governmental or regulatory authority in its jurisdiction of incorporation or any other applicable jurisdiction to which it is subject, except in the case of clause (ii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of WT to perform its obligations hereunder;

(b)

the issuance of the WT Shares and, upon the sale to a third party pursuant to the terms of the Investor Rights Agreement and conversion of the WT Shares, WT Common Stock to GBH will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a material default under any (i) instrument, judgment, order, writ or decree, (ii) note, indenture or mortgage, or (iii) lease, agreement, contract or purchase order that is filed by WT with the United States Securities and Exchange Commission (“SEC”);

(c)

assuming the accuracy of GBHs’ representations and warranties set forth in clause 7.10 below, no registration of the WT Shares under the United States Securities Act of 1933, as amended, (the “Securities Act”) and the rules of the SEC promulgated thereunder is required for the offer and sale of the WT Shares by WT to GBH under the Transaction Documents;

(d)	the Certificate of Designations relating to the WT Shares has been duly and validly authorized by WT and filed with the Secretary of State of Delaware;

(e)	WT will reserve from its duly authorized capital stock the maximum number of shares of WT Common Stock issuable upon conversion of the WT Shares;

(f)

The WT Shares, when issued, sold and delivered in accordance with the terms and for the consideration set forth in the Transaction Documents, will be validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under the Transaction Documents, applicable state and federal securities laws and liens or encumbrances created by or imposed by GBH;

(g)

When issued and delivered upon conversion of the WT Shares, the WT Common Stock will (i) be validly issued, fully paid and non-assessable, (ii) be free and clear of any Encumbrances, including, claims or rights under any voting trust agreements, shareholder agreements or other agreements, taxes, charges and Encumbrances, and (iii) not be subject to any preemptive or similar rights; and (iv) WT or its counsel shall have submitted a listing application with a national stock exchange for the WT Common Stock;

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(h)

WT has filed with the SEC all reports, schedules and statements required to be filed by it under the Securities Exchange Act 1934, as amended (the “Exchange Act”) on a timely basis for the most recent twelve-month period. The reports, schedules and statements filed by WT under the Exchange Act since January 1, 2023 (all such documents filed after such date but prior to the date hereof, collectively, the “SEC Documents”), as of their respective filing dates, or to the extent corrected by a subsequent restatement, complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

(i)

except as set forth pursuant to the Transaction Documents, there are no brokers, finders or other parties that are entitled to receive from WT any brokerage or finder’s fee or other fee or commission as a result of the Transactions; and

(j)	as of the date hereof, WT is a “well-known seasoned issuer” (as defined in Rule 405 of the Securities Act).

7.10	GBH warrants to WT that:

(a)

the issuance of the WT Shares is made in reliance upon GBH’s representation to WT, which by GBH’s execution of this Deed, GBH hereby confirms, that the WT Shares to be acquired by GBH will be acquired for investment for the GBH’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that GBH has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Deed, GBH further represents that GBH does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the WT Shares. GBH has not been formed for the specific purpose of acquiring the WT Shares;

(b)	GBH has had an opportunity to discuss WT’s business, management, financial affairs and the terms and conditions of the offering of the WT Shares with WT’s management;

(c)

GBH understands that the WT Shares have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of GBH’s representations as expressed herein. GBH understands that the WT Shares are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, GBH must hold the WT Shares indefinitely unless they are registered with the SEC and qualified by state authorities, or an exemption from such registration and qualification requirements is available. GBH further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the WT Shares, and on requirements relating to WT which are outside of GBH’s control, and which WT is under no obligation and may not be able to satisfy;

(d)

GBH understands that the WT Shares are not transferable to any person other than an Affiliate (as that term is defined in the Investor Rights Agreement) of GBH, WT or an Affiliate of WT, that no public market now exists for the WT Shares, and that WT has made no assurances that a public market will ever exist for the WT Shares;

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(e)	GBH understands that the any securities issued in respect of or exchange for the WT Shares, may be notated with one or all of the following legends:

(i)

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

(ii)	any legend set forth in, or required by, the other Transaction Documents; and/or

(iii)	any legend required by the securities laws of any state to the extent such laws are applicable to the WT Shares represented by the certificate, instrument, or book entry so legended;

(f)	GBH is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act;

(g)

if GBH is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), GBH hereby represents that it has satisfied itself as to the full observance of the laws of Jersey in connection with any invitation to subscribe for the WT Shares or any use of the Transaction Documents, including (i) the legal requirements within Jersey for the purchase of the WT Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the WT Shares. GBH’s subscription and payment for and continued beneficial ownership of the WT Shares will not violate any applicable securities or other laws of Jersey; and

(h)

GBH, nor any of its officers, directors, employees, agents, stockholders or partners has either directly or indirectly, including, through a broker or finder (a) engaged in any general solicitation, or (b) published any advertisement in connection with the offer and sale of the WT Shares.

8.	CONFIDENTIALITY

8.1	Each Party undertakes to each other Party that it will not use or disclose to any person any information:

(a)

relating to the existence and terms of this Deed and any other Transaction Document or the communications (whether or not in writing), correspondence, discussions and negotiations relating to the terms of this Deed and any other Transaction Documents and/or the settlement of the Gold Receivables and the GBSA Gold Receivable; and

(b)

provided to such Party (or its Affiliates or its or their employees, officers, directors, agents, insurers, auditors and/or professional advisors) by another Party, which relates to such Party’s (or its Affiliates’) business or operations obtained in connection with the negotiation and execution of this Deed or any other Transaction Document,

(together, the “Confidential Information”).

8.2	Each Party may disclose Confidential Information:

(a)

with the prior written consent of the Party who the Confidential Information relates to, and in case of Confidential Information referred to under clause 8.1(a), the prior written consent of (i) all other Parties as it relates to this Deed, and (ii) each Party who is a party to the relevant Transaction Document;

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(b)

to its Affiliates and its and their employees, officers, directors, agents, insurers, auditors and/or professional advisers on a need to know basis to enable such persons to carry out their duties and on terms that such employees, officers, directors, agents, insurers, auditors and/or professional advisors undertake to keep such information confidential and that the disclosing Party shall be responsible for their failure to do so;

(c)	as may be required by law, regulation, a court of competent jurisdiction or any governmental or regulatory authority (including the rules of any stock exchange that any Party may be subject to);

(d)	on the basis set out in clause 8.3; and/or

(e)	where such Confidential Information has become publicly known other than as a result of a breach of this clause 8.

8.3

Each Party may disclose Confidential Information in connection with a Proxy Contest related to WT’s 2023 Annual Meeting of Stockholders or any future Proxy Contest related to WT, provided that such information does not: (x) relate to any member of the WGC Group or its officers, employees or agents; or (y) relate to or derive from any communications (whether or not in writing), discussions or negotiations with any member of the WGC Group, unless in each case (x) or (y), the prior written consent of the relevant member of the WGC Group has been obtained; or (z) disparage or contain content which may be harmful to the reputation of the WGC Group or any of its officers, employees, or agents, whether such disclosure is defamatory or otherwise.

8.4	Notwithstanding the provisions of clause 8.1, the Parties agree and acknowledge that:

(a)	WT will make a notification to the market regarding the Transactions set out in this Deed, as required by NYSE rules and regulations (the “Notification”); and

(b)	no other Party shall make any announcement, press release or other publication concerning this Deed (at all times subject to the provisions of this clause 8) until WT has published the Notification.

8.5	The provisions in this clause 8 shall continue to apply for a period of two years after Completion.

9.	NOTICES

9.1	Form of notice

Any notice, consent, request, demand, approval or other communication to be given or made under or in connection with this Deed (each a “Notice” for the purposes of this clause) shall be in English, in writing and signed by or on behalf of the person giving it.

9.2	Method of service

Unless there is evidence that it was received earlier, a Notice shall be deemed to have been served:

(a)	if delivered by hand, at the time of delivery if delivered during a Business Day, or at the start of the next Business Day if delivered at any other time;

(b)	if sent by pre-paid first class recorded mail, on the second Business Day after (and excluding) the day of posting;

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(c)	if sent by pre-paid airmail, on the fifth Business Day after (and excluding) the day of posting; or

(d)

if sent by email to the email address (if any) specified in clause 9.3, on the date of transmission, if transmitted before 5:30 p.m. (local time at the place of destination) on any Business Day (and in any other case on the Business Day following the date of transmission), provided that no notification of message delivery failure is received by the sender.

In this clause 9.2 “on a Business Day” means any time between 9.30 a.m. and 5.30 p.m. on a Business Day based on the local time where the recipient of the Notice is located. Any references to “the start of a Business Day” and “the end of a Business Day” shall be construed accordingly.

9.3	Address for service

Notices shall be addressed as follows:

(a) Notices for WT, WTHL and ETH shall be marked for the attention of:

For the attention of:	Legal Department

Address:	250 West 34th Street, 3rd Floor New York, NY 10119

Email address:	to both [Redacted] and [Redacted]

With a copy (such copy not constituting notice) to:	Goodwin Procter (UK) LLP, for the attention of Gemma Roberts and Tessa Agar or by email to [Redacted] and [Redacted]

(b) Notices for ETFS shall be marked for the attention of:

For the attention of:	Graham Tuckwell

Address:	PO Box 83, Ordnance House, 31 Pier Road, St Helier, JE4 8PW, Jersey

Email address:	[Redacted]

With a copy (such copy not constituting notice) to:	Martyn James (email [Redacted])

(c) Notices for WGC shall be marked for the attention of:

For the attention of:	Att. General Counsel

Address:	15 Fetter Lane, London EC4A 1BW

With a copy (such copy not constituting notice) to:	[Redacted]

(d) Notices for GBH shall be marked for the attention of:

For the attention of:	Directors

Address:	28 Esplanade, St. Helier, JE2 3QA, Jersey

With a copy (such copy not constituting notice) to:	[Redacted]

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(e) Notices for GT and RIL shall be marked for the attention of:

For the attention of:	Graham Tuckwell

Address:	43 Mary Street, Hawthorn, VIC 3122, Australia

Email address:	[Redacted]

With a copy (such copy not constituting notice) to:	Martyn James (email [Redacted])

9.4	Change of details

A Party may change its address for service, provided that the new address is within the same country and that it gives the other Parties not less than 28 days’ prior notice in accordance with this clause 9. Until the end of such notice period, service on either address shall remain effective.

10.	EFFECT OF COMPLETION

The provisions of this Deed, insofar as the same shall not have been fully performed at Completion, shall remain in full force and effect notwithstanding Completion.

11.	SEVERAL LIABILITY

The liability of the Parties under this Deed shall be several and not joint or joint and several.

12.	TERMINATION

If any Party exercises its or their right to terminate this Deed pursuant to clause 5.3, provisions of this Deed shall terminate with immediate effect, save for clauses 1 (Definitions), 2 (Interpretation), 8 (Confidentiality), 9 (Notices), and 11 – 25 (Several liability – Jurisdiction, inclusive), which shall survive termination under this clause 12, provided that such termination shall not affect any accrued rights, obligations or liabilities of a Party under this Deed that arose or accrued prior to the time of such termination.

13.	COSTS

Each Party shall pay its own costs incurred in connection with the negotiation, preparation, execution and registration of this Deed and any documents referred to in it.

14.	VARIATION

No amendment or variation of this Deed shall be valid or effective unless made in writing and signed by or on behalf of each Party or by their authorised representatives. For the avoidance of doubt, this Deed may be amended without the consent of any of the Beneficiaries who is not a Party.

15.	WAIVER

15.1

A waiver of any right or remedy is only effective if given in writing and shall not be deemed a waiver of any subsequent right or remedy. No waiver of any particular breach of the provisions of this Deed shall operate as a waiver of any repetition of such breach.

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15.2

A delay or failure to exercise, or the single or partial exercise of, any right or remedy shall not waive that or any other right or remedy, nor shall it prevent or restrict the further exercise of that or any other right or remedy.

16.	ASSIGNMENT

16.1

Subject to clauses 16.2 and 16.3, no Party shall be entitled to assign, transfer or create any trust in respect of the benefit or burden of any provision of this Deed (or any other Transaction Documents) without the prior written consent of each of the other Parties, provided that in respect of the Investor Rights Agreement, only the prior written consent of each of WT and GBH shall be required.

16.2

Each of ETH, WTHL and WT shall be entitled to assign or transfer all or any of its rights or obligations under this Deed or any of the Transaction Documents to which it is a party to another member of the WT Group, provided that:

(a)	if such assignee leaves the WT Group, such rights are assigned or transferred to, or made the subject of a trust in favour of, another member of the WT Group;

(b)

all or any of ETH’s, WTHL’s or WT’s rights under this Deed or any Transaction Documents may be collaterally assigned to, or otherwise subject to an Encumbrance in favour of, any secured creditor of ETH, WTHL or WT for collateral security purposes, provided further that the liability of the other Parties under this Deed or any such Transaction Documents shall not be increased as a result of any such assignments.

16.3

WGC and GBH shall be entitled to assign or transfer all or any of its rights or obligations under this Deed or any of the Transaction Documents to which it is a party to another member of the WGC Group, provided that:

(a)	if such assignee leaves the WGC Group, such rights are assigned or transferred to, or made the subject of a trust in favour of, another member of the WGC Group; and

(b)	the liability of the other Parties under this Deed or any such Transaction Documents shall not be increased as a result of any such assignment.

17.	FURTHER ASSURANCE

Each Party shall and shall use its reasonable endeavours to procure that any necessary third parties shall (in each case at such Party’s own cost), execute and deliver to other Parties such other instruments and documents (including deeds) and do all such further things as may be reasonably required to carry out, evidence and give full effect to the provisions of and the matters contemplated by this Deed.

18.	RIGHTS OF THIRD PARTIES

Save for the Beneficiaries in respect of their rights in clause 8.3 only, this Deed does not confer any rights on any person or party (other than the Parties to this Deed) pursuant to the Contracts (Rights of Third Parties) Act 1999.

19.	NO PARTNERSHIP OR AGENCY

19.1

Nothing in this Deed is intended to, or shall be deemed to, establish any partnership or joint venture between any of the Parties, constitute any Party the agent of another Party, or authorise any Party to make or enter into any commitments for or on behalf of any other Party.

19.2	Each Party confirms it is acting on its own behalf and not for the benefit of any other person.

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20.	ENTIRE AGREEMENT

20.1

This Deed and the documents referred to or incorporated in it constitute the entire agreement between the Parties relating to the subject matter of this Deed and supersede and extinguish any prior drafts, agreements, undertakings, representations, warranties and arrangements of any nature whatsoever, whether or not in writing, between the Parties in relation to the subject matter of this Deed. ETFS, WGC, GBH and GT acknowledge and agree that nothing in this clause 20.1 shall prejudice any of the rights or obligations under the GBSA Deed of Settlement.

20.2

Each of the Parties acknowledges and agrees that it has not entered into this Deed in reliance on any statement or representation of any person (whether a party to this Deed or not) other than as expressly incorporated in this Deed and the documents referred to or incorporated in this Deed.

20.3

Without limiting the generality of the foregoing, each of the Parties irrevocably and unconditionally waives any right or remedy it may have to claim damages and/or to rescind this Deed by reason of any misrepresentation (other than a fraudulent misrepresentation) having been made to it by any person (whether a party to this Deed or not) and upon which it has relied in entering into this Deed.

20.4	Nothing contained in this Deed or in any other document referred to or incorporated in it shall be read or construed as excluding any liability or remedy as a result of fraud.

21.	SEVERANCE

21.1

If any provision or part-provision of this Deed is or becomes invalid, illegal or unenforceable, it shall be deemed deleted, but that shall not affect the validity and enforceability of the rest of this Deed.

21.2

If any provision of this Deed is held to be invalid or unenforceable but would be valid or enforceable if some part of the provision were deleted or amended, the provision in question will apply with the minimum modifications necessary to make it valid and enforceable.

22.	SUCCESSORS

This Deed shall be binding on the Parties’ assigns and successors in title.

23.	COUNTERPARTS

23.1	This Deed may be executed in any number of counterparts, each of which shall constitute an original, and all the counterparts shall together constitute one and the same agreement.

23.2

The exchange of a fully executed version of this Deed (in counterparts or otherwise) by electronic means using DocuSign or otherwise shall be sufficient to bind the Parties to the terms and conditions of this Deed and no exchange of originals is necessary.

23.3	No counterpart shall be effective until each Party has executed and delivered at least one counterpart.

24.	GOVERNING LAW

This Deed (and any dispute or claim relating to it or its subject matter (including non-contractual claims)) is governed by and is to be construed in accordance with the law of England and Wales.

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25.	JURISDICTION

The Parties irrevocably agree that the courts of England and Wales shall have exclusive jurisdiction to settle any claim, dispute or issue (including non-contractual claims) which may arise out of or in connection with this Deed.

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IN WITNESS whereof this Deed has been duly executed as a deed and is intended to be and is delivered as a deed on the date first written above.

EXECUTED as a DEED and DELIVERED by	)
WISDOMTREE, INC.
)
	)	/s/ Peter Ziemba
	)	Signature
acting by	)

Name: Peter Ziemba

Title: Chief Administrative Officer

Witness Signature: /s/ Marci Frankenthaler

Name: Marci Frankenthaler

Address: [Redacted]

EXECUTED as a DEED and DELIVERED by	)
WISDOMTREE INTERNATIONAL HOLDINGS LTD )
)
	)	/s/ Peter Ziemba
	)	Signature

acting by	)

Name: Peter Ziemba

Title: Director

Witness Signature: /s/ Marci Frankenthaler

Name: Marci Frankenthaler

Address: [Redacted]

EXECUTED as a DEED and DELIVERED by	)
ELECTRA TARGET HOLDCO LIMITED	)
)
	)	/s/ Christopher Foulds
	)	Signature
acting by	)

Name: Christopher Foulds

Title: Director

Witness Signature: /s/ Gemma Foulds

Name: Gemma Foulds

Address: [Redacted]

EXECUTED as a DEED and DELIVERED by	)
ETFS CAPITAL LIMITED	)
)
	)	/s/ Graham Tuckwell
	)	Signature
acting by	)

Name: Graham Tuckwell

Title: Director

Witness Signature: /s/ Louise Tuckwell

Name: Louise Tuckwell

Address: [Redacted]

EXECUTED as a DEED and DELIVERED by	)
WORLD GOLD COUNCIL	)
)
	)	/s/ David Tait
	)	Signature
acting by	)

Name: David Tait

Title: Chief Executive Officer

Witness Signature: /s/ Haydn Main

Name: Haydn Main

Address: [Redacted]

EXECUTED as a DEED and DELIVERED by	)
GOLD BULLION HOLDINGS (JERSEY))
LIMITED	)
	)	/s/ Daniel Pringle
	)	Signature
acting by	)

Name: Daniel Pringle

Title: Director

Witness Signature: /s/ Samuel Dewhurst

Name: Samuel Dewhurst

Address: [Redacted]

EXECUTED as a DEED and DELIVERED by	)
GRAHAM TUCKWELL	)
)
	)	/s/ Graham Tuckwell
	)	Signature
Witness Signature: /s/ Louise Tuckwell

Name: Louise Tuckwell

Address: [Redacted]

EXECUTED as a DEED and DELIVERED by	)
RODBER INVESTMENTS LIMITED	)
)
	)	/s/ Graham Tuckwell
	)	Signature
acting by	)

Name: Graham Tuckwell

Title: Director

Witness Signature: /s/ Louise Tuckwell

Name: Louise Tuckwell

Address: [Redacted]

SCHEDULE 1

Completion Obligations

1	OBLIGATIONS OF ETFS

1.1	ETFS shall, according to the terms of the Transaction Documents:

(a)	pay:

(i)	the WGC Consideration by electronic transfer to such account as WGC shall have notified to ETFS prior to the Completion Date, for same day value;

(ii)	the GBH Cash Consideration by electronic transfer to such account as GBH shall have notified to ETFS prior to the Completion Date, for same day value; and

(iii)	pay the RIL Consideration to RIL by electronic transfer to such account as GT shall have notified to ETFS prior to the Completion Date, for same day value;

(b)	deliver to each other Party:

(i)	a duly executed counterpart of the Deed of Termination;

(ii)	a duly executed counterpart of the Payment Direction Letter;

(iii)	a copy of the signed board resolutions of ETFS in the agreed form approving and consenting to the Assignments and authorising the matters contemplated by this Deed; and

(iv)	a copy of the power of attorney under which this Deed, any other Transaction Document or related document has been or is to be executed by ETFS (if applicable).

2	OBLIGATIONS OF WGC

2.1	WGC shall:

(a)	deliver to each other Party:

(i)	a duly executed counterpart of the Deed of Termination;

(ii)	a duly executed counterpart of the Payment Direction Letter;

(iii)	a copy of the signed resolutions of its special committee approving the Transaction Documents; and

(iv)	a copy of the power of attorney under which this Deed, any other Transaction Document or related document has been or is to be executed by WGC (if applicable).

3	OBLIGATIONS OF GBH

3.1	GBH shall:

(a)	deliver to WT the Investor Rights Agreement, duly executed by GBH; and

(b)	deliver to each other Party:

(i)	a duly executed counterpart of the Deed of Termination;

(ii)	a duly executed counterpart of the Payment Direction Letter;

(iii)	a copy of the GBH minutes approving the Transaction Documents; and

(iv)	a copy of the power of attorney under which this Deed, any other Transaction Document or related document has been or is to be executed by GBH (if applicable).

4	OBLIGATIONS OF RIL

4.1	RIL shall:

(a)	deliver to each other Party:

(i)	a duly executed counterpart of the Deed of Termination;

(ii)	a duly executed counterpart of the Payment Direction Letter;

(iii)	a copy of signed board resolutions of RIL in the agreed form approving and consenting to the Assignments and authorising the matters contemplated by this Deed; and

(iv)	a copy of the power of attorney under which this Deed, any other Transaction Document or related document has been or is to be executed by RIL (if applicable).

5	OBLIGATIONS OF GT

5.1	GT shall:

(a)	deliver to each other Party a duly executed counterpart of the Deed of Termination;

(b)	deliver to each other Party a duly executed counterpart of the Payment Direction Letter; and

(c)	deliver to each other Party a copy of the power of attorney under which this Deed, any other Transaction Document or related document has been or is to be executed by GT (if applicable).

6	OBLIGATIONS OF ETH

6.1	ETH shall:

(a)	pay the ETFS Consideration to ETFS by electronic transfer to such account as ETFS shall have notified to ETH prior to the Completion Date, for same day value;

(b)	deliver to each other Party:

(i)	a duly executed counterpart of the Deed of Termination;

(ii)	a duly executed counterpart of the Payment Direction Letter;

(iii)	a copy of the signed board resolutions of ETH in the agreed form approving and consenting to the Assignments and authorising the matters contemplated by this Deed; and

(iv)	a copy of the power of attorney under which this Deed, any other Transaction Document or related document has been or is to be executed by ETH (if applicable).

7	OBLIGATIONS OF WTHL

7.1	WTHL shall deliver to each other Party:

(a)	a duly executed copy of the Deed of Termination;

(b)	a copy of the signed board resolutions of WTHL in the agreed form approving and consenting to the Assignments and authorising the matters contemplated by this Deed; and

(c)	a copy of the power of attorney under which this Deed, any other Transaction Document or related document has been or is to be executed by WTHL (if applicable).

8	OBLIGATIONS OF WT

8.1	WT shall:

(a)	deliver to each other Party:

(i)	a copy of the board resolutions of WT, approving this Deed, certified by the secretary of WT;

(ii)	a duly executed counterpart of the Payment Direction Letter; and

(iii)	a copy of the power of attorney under which this Deed, any other Transaction Document or related document has been or is to be executed by WT (if applicable);

(b)	deliver to GBH the Investor Rights Agreement, duly executed by WT;

(c)

on the Completion Date, deliver the WT Shares credited as fully paid in book-entry form to GBH. Certificates evidencing the WT Shares shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form:

THE SHARES OF SERIES C NON-VOTING CONVERTIBLE PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE ARE NOT TRANSFERABLE, TO ANY PERSON, OTHER THAN THE ISSUER OR AN AFFILIATE OF THE ISSUER. THE NUMBER OF SHARES OF SERIES C NON-VOTING CONVERTIBLE PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE MAY BE LESS THAN THE NUMBER OF SHARES OF SERIES C NON-VOTING CONVERTIBLE PREFERRED STOCK STATED ON THE FACE HEREOF PURSUANT TO SECTION 4(c)(ii) OF THE CERTIFICATE OF DESIGNATIONS RELATING TO THE SHARES OF SERIES C NON-VOTING CONVERTIBLE PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE.

THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, POWERS, RIGHTS, PREFERENCES, QUALIFICATIONS, RESTRICTIONS AND LIMITATIONS OF THE SHARES OF EACH CLASS AND SERIES OF THE CAPITAL STOCK OF THE CORPORATION AUTHORIZED TO BE ISSUED SO FAR AS THE SAME HAVE BEEN DETERMINED. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION;

(d)	on the Completion Date, file the Certificate of Designations with the Secretary of State of the State of Delaware; and

(e)	on the Completion Date, deliver to GBH evidence of the issuance of the WT Shares in the form of an account statement or certification from the transfer agent to WT.

Exhibit 99.1

Gold Royalty Buyout May 2023

Forward looking statements This presentation contains forward-looking statements that are based on our management’s beliefs and assumptions and on information currently available to our management. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these statements relate to future events or our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue” or the negative of these terms or other comparable terminology. These statements are only predictions. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which are, in some cases, beyond our control and which could materially affect results. Factors that may cause actual results to differ materially from current expectations include, among other things, the risks described below. If one or more of these or other risks or uncertainties occur, or if our underlying assumptions prove to be incorrect, actual events or results may vary significantly from those implied or projected by the forward-looking statements. No forward-looking statement is a guarantee of future performance. You should read this presentation completely and with the understanding that our actual future results may be materially different from any future results expressed or implied by these forward-looking statements. In particular, forward-looking statements in this presentation may include statements about: the potential effects of the Gold Royalty Buyout transaction on WisdomTree’s earnings per share, net income, operating income, operating margin, interest income, dilution and the price of its common stock. Our business is subject to many risks and uncertainties, including without limitation: • declining prices of securities, gold and other precious metals and other commodities and changes in interest rates and general market conditions can adversely affect our business by reducing the market value of the assets we manage or causing WisdomTree ETP investors to sell their fund shares and trigger redemptions; • fluctuations in the amount and mix of our AUM, whether caused by disruptions in the financial markets or otherwise, including but not limited to a pandemic event such as COVID-19, or the war in Ukraine, may negatively impact revenues and operating margins, and may impede our ability to refinance our debt upon maturity or increase the cost of borrowing upon a refinancing; • competitive pressures could reduce revenues and profit margins; • we derive a substantial portion of our revenues from a limited number of products, and as a result, our operating results are particularly exposed to investor sentiment toward investing in the products’ strategies and our ability to maintain the AUM of these products, as well as the performance of these products and market-specific and political and economic risk; • a significant portion of our AUM is held in products with exposure to U.S. and international developed markets and we therefore have exposure to domestic and foreign market conditions and are subject to currency exchange rate risks; • withdrawals or broad changes in investments in our ETPs by investors with significant positions may negatively impact revenues and operating margins; • we face increased operational, regulatory, financial and other risks as a result of conducting our business internationally; • many of our ETPs have a limited track record, and poor investment performance could cause our revenues to decline; • we depend on third parties to provide many critical services to operate our business and our ETPs. The failure of key vendors to adequately provide such services could materially affect our operating business and harm WisdomTree ETP investors; and • actions of activist stockholders against us have been costly and may be disruptive and cause uncertainty about the strategic direction of our business. Other factors, such as general economic conditions, including currency exchange rate fluctuations, also may have an effect on the results of our operations. For a more complete description of the risks noted above and other risks that could cause our actual results to differ from our current expectations, see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022. The forward-looking statements in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments may cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. Therefore, these forward-looking statements do not represent our views as of any date other than the date of this presentation.

1 Gold Royalty Buyout—Summary We reached an agreement to fully resolve our Contractual Gold Payment obligation. As a reminder, that obligation had previously required us to pay 9,500 ounces of gold per year through March 31, 2058, which would then be reduced to 6,333 ounces of gold per year continuing into perpetuity. The obligation was carried on our balance sheet at ~$180M at March 31, 2023 and the Contractual Gold Payment expense was ~$17.1 million during the year ended December 31, 2022 and ~$4.5 million at March 31, 2023. Key considerations are included below: ï,§ Valuation: ~$137M ï,§ Form of Consideration – Cash: $50M – Stock: Non-Voting Preferred Shares convertible into ~13.1M shares of WT Common Stock ï,§ Financial Summary vs. Street estimates: – EPS accretion: ~15% – Net income improvement: ~$13M – Op. income improvement: ~$18M – Op. margin improvement: +5.3 percentage points 2 2

Gold Royalty Buyout – Accretion (Illustrative) Q1 Results Annualized Illustrative (Non-GAAP) Annualize Q1 Results Proforma Results Revenue: $82,044 4 $328,176 $328,176 Expenses Contractual gold payments 4,486 4 17,944 0 All other 60,020 4 240,080 240,080 Total expenses: 64,506 258,024 240,080 Operating income: 17,538 70,152 88,096 Interest expense (4,002) 4 (16,008) (16,008) Interest income 1,083 4 4,332 2,383 Other losses, net (134) 4 (536) (536) Income before taxes 14,485 57,940 73,935 Income tax expense 3,287 4 13,148 16,778 Net income: $11,198 $44,792 $57,157 Operating margin 21.4% 21.4% 26.8% Shares Outstanding—Diluted Diluted shares 159,887 159,887 159,887 Share consideration—Buyout n/a n/a 13,087 Convertible shares—incremental n/a n/a 1,500 Diluted shares—adjusted 159,887 159,887 174,474 EPS $0.070 $0.280 $0.328 Change n/a n/a $0.047 Change—% n/a n/a 16.9% Observations • Illustrative analysis – annualization of Q1 2023 Non-GAAP resultsïƒ~ Annualized Q1 results are illustrative and do not contemplate updated guidance around expenses and interest expense as discussed on our Q1 earnings callïƒ~ 15% Accretion vs. 2023 Street estimates • Contractual gold payments are eliminated • Reduction in interest income assumed to partially fund the cash consideration paid • Diluted Shares ïƒ~ Non-Voting Preferred Shares convertible into ~13.1M shares of WT Common Stockïƒ~ Assuming 1.5M incremental shares of WT Common Stock are issued in connection with our Convertible Notes maturing in June 2023. 3 3

Appendix

Non-GAAP financial measurements In an effort to provide additional information regarding our results as determined by GAAP, we also disclose certain non-GAAP information which we believe provides useful and meaningful information. Our management reviews these non-GAAP financial measurements when evaluating our financial performance and results of operations; therefore, we believe it is useful to provide information with respect to these non-GAAP measurements so as to share this perspective of management. Non-GAAP measurements do not have any standardized meaning, do not replace nor are superior to GAAP financial measurements and are unlikely to be comparable to similar measures presented by other companies. These non-GAAP financial measurements should be considered in the context with our GAAP results. The non-GAAP financial measurements contained in this release include: • Adjusted operating income, operating expenses, income before income taxes, income tax expense, net income and diluted earnings per share. We disclose adjusted operating income, operating expenses, income before income taxes, income tax expense, net income and diluted earnings per share as non-GAAP financial measurements in order to report our results exclusive of items that are non-recurring or not core to our operating business. We believe presenting these non-GAAP financial measurements provides investors with a consistent way to analyze our performance. These non-GAAP financial measurements exclude the following: • Unrealized gains or losses on the revaluation of deferred consideration: Deferred consideration is an obligation we assumed in connection with the ETFS acquisition that is carried at fair value. This item represents the present value of an obligation to pay fixed ounces of gold into perpetuity and is measured using forward-looking gold prices. Changes in the forward-looking price of gold and changes in the discount rate used to compute the present value of the annual payment obligations may have a material impact on the carrying value of the deferred consideration and our reported financial results. We exclude this item when calculating our non-GAAP financial measurements as it is not core to our operating business. The item is not adjusted for income taxes as the obligation was assumed by a wholly-owned subsidiary of ours that is based in Jersey, a jurisdiction where we are subject to a zero percent tax rate. • Gains or losses on financial instruments owned: We account for our financial instruments owned as trading securities which requires these instruments to be measured at fair value with gains and losses reported in net income. In the third quarter of 2021, we began excluding these items when calculating our non-GAAP financial measurements as these securities have become a more meaningful percentage of total assets and the gains and losses introduce volatility in earnings and are not core to our operating business. • Tax windfalls and shortfalls upon vesting and exercise of stock-based compensation awards: GAAP requires the recognition of tax windfalls and shortfalls within income tax expense. These items arise upon the vesting and exercise of stock-based compensation awards and the magnitude is directly correlated to the number of awards vesting/exercised as well as the difference between the price of our stock on the date the award was granted and the date the award vested or was exercised. We exclude these items when calculating our non-GAAP financial measurements as they introduce volatility in earnings and are not core to our operating business. • Other items: Loss on extinguishment of our convertible notes, impairments, remeasurement of consideration payable to us from the sale of our former Canadian ETF business, unrealized gains and losses recognized on our investments, changes in the deferred tax asset valuation allowance and expenses incurred in response to an activist campaign are excluded when calculating our non-GAAP financial measurements. • Adjusted effective income tax rate. We disclose our adjusted effective income tax rate as a non-GAAP financial measurement in order to report our effective income tax rate exclusive of items that are non-recurring or not core to our operating business. We believe reporting our adjusted effective income tax rate provides investors with a consistent way to analyze our income taxes. Our adjusted effective income tax rate is calculated by dividing adjusted income tax expense by adjusted income before income taxes. See above for information regarding the items that are excluded. • Gross margin and gross margin percentage. We disclose our gross margin and gross margin percentage as non-GAAP financial measurements because we believe they provide investors with a consistent way to analyze the amount we retain after paying third-party service providers to operate our ETPs. These measures also assist us in analyzing the profitability of our products. We define gross margin as total operating revenues less fund management and administration expenses. Gross margin percentage is calculated as gross margin divided by total operating revenues. 5

Non-GAAP reconciliation to GAAP results

($ in thousands) Unaudited	Three Months Ended Mar. 31 2023	 Dec. 31 2022	 Sept. 30 2022	 Jun. 30 2022	 Mar. 31 2022
Adjusted net income and diluted earnings per share:					
Net income/(loss), as reported	$ 16,233	$ (28,289)	$ 81,229	$ 8,005	$ (10,261)
Add back/(Deduct): Loss/(gain) on revaluation of deferred consideration	(20,592)	35,423	(77,895)	(2,311)	17,018
Add back: Loss on extinguishment of convertible notes, net of income taxes	9,623	--	--	--	--
Add back: Impairments	4,900	--	--	--	--
Deduct: Remeasurement of contingent consideration - sale of former Canadian ETF business	(1,477)	--	--	--	--
(Deduct)/add back: (Gains)/losses on financial instruments owned, net of income taxes	(1,479)	669	4,778	3,165	3,893
Add back: Increase in deferred tax asset valuation allowance on financial instruments owned	477	364	1,454	901	2,010
Deduct: Decrease in deferred tax asset valuation allowance on net operating losses of a European subsidiary	--	(1,609)	--	--	--
Add back/(deduct): Unrealized loss/(gain) recognized on our investments, net of income taxes	2,966	469	(248)	(55)	124
Add back/(deduct): Tax shortfalls/(windfalls) upon vesting and	(185)	--	4	20	(565)
Add back: Expenses incurred in response to the activist campaign, net of income taxes	732	--	--	1,532	1,844
Adjusted net income	$ 11,198	$ 7,027	$ 9,322	$ 11,257	$ 14,063
Weighted average common share - diluted	159,887	159,478	158,953	158,976	158,335
Adjusted earnings per share - diluted	$0.07	$0.04	$0.06	$0.07	$0.09

($ in thousands) Unaudited	Three Months Ended Mar. 31 2023	 Dec. 31 2022	 Sept. 30 2022	 Jun. 30 2022	 Mar. 31 2022
Gross Margin and Gross Margin Percentage					
Operating Revenues	$ 82,044	$ 73,310	$ 72,414	$ 77,253	$ 78,368
Deduct: Fund management and administration	(17,153)	(16,906)	(16,285)	(16,076)	(15,494)
Gross margin	$ 64,891	$ 56,404	$ 56,129	$ 61,177	$ 62,874
Gross margin percentage	79.1%	76.9%	77.5%	79.2%	80.2%

($ in thousands) Unaudited	Three Months Ended Mar. 31 2023	 Dec. 31 2022	 Sept. 30 2022	 Jun. 30 2022	 Mar. 31 2022
Adjusted Operating Income and Operating Income Margin					
Operating Revenues	$ 82,044	$ 73,310	$ 72,414	$ 77,253	$ 78,368
Operating income	$ 16,571	$ 11,719	$ 14,873	$ 15,804	$ 17,689
Add back: Expenses incurred in response to the activist campaign	967	-	-	2,024	2,435
Adjusted operating income	$ 17,538	$ 11,719	$ 14,873	$ 17,828	$ 20,124
Adjusted operating income margin	21.4%	16.0%	20.5%	23.1%	25.7%

($ in thousands) Unaudited	Three Months Ended Mar. 31 2023	 Dec. 31 2022	 Sept. 30 2022	 Jun. 30 2022	 Mar. 31 2022
Adjusted Total Operating Expenses					
Total operating expenses	$ 65,473	$ 61,591	$ 57,541	$ 61,449	$ 60,679
Deduct: Expenses incurred in response to the activist campaign	(967)	-	-	(2,024)	(2,435)
Adjusted operating expenses	$ 64,506	$ 61,591	$ 57,541	$ 59,425	$ 58,244

($ in thousands) Unaudited	Three Months Ended Mar. 31 2023	 Dec. 31 2022	 Sept. 30 2022	 Jun. 30 2022	 Mar. 31 2022
Adjusted Effective Income Tax Rate					
Income/(loss) before income taxes	$ 17,616	$ (28,310)	$ 84,556	$ 10,678	$ (26,974)
Add back/(deduct): Loss/(gain) on revaluation of deferred consideration	(20,592)	35,423	(77,895)	(2,311)	17,018
Add back: Loss on extinguishment of convertible notes	9,721	--	--	--	--
Add back: Impairments	4,900	--	--	--	--
Deduct: Remeasurement of contingent consideration - sale of former Canadian ETF business	(1,477)	--	--	--	--
(Deduct)/add back: (Gains)/losses on financial instruments owned	(1,954)	883	6,311	4,180	5,142
Add back: Expenses incurred in response to the activist campaign	967	--	--	2,024	2,435
Add back/(deduct): Unrealized loss/(gain) recognized on investments	3,918	619	(327)	(73)	163
Add back: Loss recognized upon reduction of tax-related indemnification asset	1,386	--	--	--	19,890
Adjusted income before income taxes	$ 14,485	$ 8,615	$ 12,645	$ 14,498	$ 17,674
Income tax (benefit)/expense	$ 1,383	$ (21)	$ 3,327	$ 2,673	$ (16,713)
Add back: Tax benefit arising from extinguishment of convertible notes	$ 98	--	--	--	--
(Deduct)/add back: Tax (expense)/benefit arising from (gains)/losses on financial instruments owned	(475)	214	1,533	1,015	1,249
Add back: Decrease in deferred tax asset valuation allowance on net operating losses of a European subsidiary	--	1,609	--	--	--
Deduct: Increase in deferred tax asset valuation allowance on financial instruments owned	(477)	(364)	(1,454)	(901)	(2,010)
Add back: Tax benefit arising from expenses incurred in response to the activist campaign	235	--	--	492	591
Add back/(deduct): Tax (benefit)/expense on unrealized losses and gains on investments	952	150	(79)	(18)	39
Add back/(deduct): Tax windfalls/(shortfalls) upon vesting and exercise of stock-based compensation awards	185	--	(4)	(20)	565
Add back: Tax benefit arising from reduction of a tax-related indemnification asset	1,386	--	--	--	19,890
Adjusted income tax expense	$ 3,287	$ 1,588	$ 3,323	$ 3,241	$ 3,611
Adjusted effective income tax rate	22.7%	18.4%	26.3%	22.4%	20.4%

6

Non-GAAP reconciliation to GAAP results Three Months Ended ($ in thousands) Mar. 31 Dec. 31 Sept. 30 Jun. 30 Mar. 31 Unaudited 2023 2022 2022 2022 2022 Adjusted net income and diluted earnings per share: Net income/(loss), as reported $ 16,233 $ (28,289) $ 81,229 $ 8,005 $ (10,261) Add back/(Deduct): Loss/(gain) on revaluation of deferred (20,592) 35,423 (77,895) (2,311) 17,018 consideration Add back: Loss on extinguishment of convertible notes, net of income 9,623 ——— -taxes Add back: Impairments 4,900 ——— -Deduct: Remeasurement of contingent consideration—sale of former (1,477) ——— -Canadian ETF business (Deduct)/add back: (Gains)/losses on financial instruments owned, (1,479) 669 4,778 3,165 3,893 net of income taxes Add back: Increase in deferred tax asset valuation allowance on 477 364 1,454 901 2,010 financial instruments owned Deduct: Decrease in deferred tax asset valuation allowance on net —(1,609) —— -operating losses of a European subsidiary Add back/(deduct): Unrealized loss/(gain) recognized on our 2,966 469 (248) (55) 124 investments, net of income taxes Add back/(deduct): Tax shortfalls/(windfalls) upon vesting and (185) —4 20 (565) Add back: Expenses incurred in response to the activist campaign, 732 ——1,532 1,844 net of income taxes Adjusted net income $ 11,198 $ 7,027 $ 9,322 $ 11,257 $ 14,063 Weighted average common share—diluted 159,887 159,478 158,953 158,976 158,335 Adjusted earnings per share—diluted $0.07 $0.04 $0.06 $0.07 $0.09 Three Months Ended ($ in thousands) Mar. 31 Dec. 31 Sept. 30 Jun. 30 Mar. 31 Unaudited 2023 2022 2022 2022 2022 Gross Margin and Gross Margin Percentage Operating Revenues $ 82,044 $ 73,310 $ 72,414 $ 77,253 $ 78,368 Deduct: Fund management and administration (17,153) (16,906) (16,285) (16,076) (15,494) Gross margin $ 64,891 $ 56,404 $ 56,129 $ 61,177 $ 62,874 Gross margin percentage 79.1% 76.9% 77.5% 79.2% 80.2% Three Months Ended ($ in thousands) Mar. 31 Dec. 31 Sept. 30 Jun. 30 Mar. 31 Unaudited 2023 2022 2022 2022 2022 Adjusted Operating Income and Operating Income Margin Operating Revenues $ 82,044 $ 73,310 $ 72,414 $ 77,253 $ 78,368 Operating income $ 16,571 $ 11,719 $ 14,873 $ 15,804 $ 17,689 Add back: Expenses incurred in response to the activist campaign 967 — 2,024 2,435 Adjusted operating income $ 17,538 $ 11,719 $ 14,873 $ 17,828 $ 20,124 Adjusted operating income margin 21.4% 16.0% 20.5% 23.1% 25.7% Three Months Ended ($ in thousands) Mar. 31 Dec. 31 Sept. 30 Jun. 30 Mar. 31 Unaudited 2023 2022 2022 2022 2022 Adjusted Total Operating Expenses Total operating expenses $ 65,473 $ 61,591 $ 57,541 $ 61,449 $ 60,679 Deduct: Expenses incurred in response to the activist campaign (967) — (2,024) (2,435) Adjusted operating expenses $ 64,506 $ 61,591 $ 57,541 $ 59,425 $ 58,244 Three Months Ended ($ in thousands) Mar. 31 Dec. 31 Sept. 30 Jun. 30 Mar. 31 Unaudited 2023 2022 2022 2022 2022 Adjusted Effective Income Tax Rate Income/(loss) before income taxes $ 17,616 $ (28,310) $ 84,556 $ 10,678 $ (26,974) Add back/(deduct): Loss/(gain) on revaluation of deferred (20,592) 35,423 (77,895) (2,311) 17,018 consideration Add back: Loss on extinguishment of convertible notes 9,721 ——— -Add back: Impairments 4,900 ——— -Deduct: Remeasurement of contingent consideration—sale of former (1,477) ——— -Canadian ETF business (Deduct)/add back: (Gains)/losses on financial instruments owned (1,954) 883 6,311 4,180 5,142 Add back: Expenses incurred in response to the activist campaign 967 ——2,024 2,435 Add back/(deduct): Unrealized loss/(gain) recognized on investments 3,918 619 (327) (73) 163 Add back: Loss recognized upon reduction of tax-related 1,386 ———19,890 indemnification asset Adjusted income before income taxes $ 14,485 $ 8,615 $ 12,645 $ 14,498 $ 17,674 Income tax (benefit)/expense $ 1,383 $ (21) $ 3,327 $ 2,673 $ (16,713) Add back: Tax benefit arising from extinguishment of convertible $ 98 ——— -notes (Deduct)/add back: Tax (expense)/benefit arising from (gains)/losses (475) 214 1,533 1,015 1,249 on financial instruments owned Add back: Decrease in deferred tax asset valuation allowance on net —1,609 —— -operating losses of a European subsidiary Deduct: Increase in deferred tax asset valuation allowance on (477) (364) (1,454) (901) (2,010) financial instruments owned Add back: Tax benefit arising from expenses incurred in response to 235 ——492 591 the activist campaign Add back/(deduct): Tax (benefit)/expense on unrealized losses and 952 150 (79) (18) 39 gains on investments Add back/(deduct): Tax windfalls/(shortfalls) upon vesting and 185 —(4) (20) 565 exercise of stock-based compensation awards Add back: Tax benefit arising from reduction of a tax-related 1,386 ———19,890 indemnification asset Adjusted income tax expense $ 3,287 $ 1,588 $ 3,323 $ 3,241 $ 3,611 Adjusted effective income tax rate 22.7% 18.4% 26.3% 22.4% 20.4% 6

Reconciliation of US GAAP to Non-GAAP results Three Months ended March 31, 2023 Gain on Loss Contingent QTD March Def. on Extinguish Loss on Gain on Consideration Activist DTA Reduction of Tax US GAAP Consid. Converts Inv. Sec. Owned Canada Campaign Exp. Val. Allow Tax Indemn. Windfalls Non-GAAP Revenues Advisory fees $ 77,637 $—$—$—$—$—$—$—$—$—$ 77,637 Other income 4,407 — — — ——4,407 Total revenues 82,044 — — — ——82,044 Expenses Compensation and benefits 27,398 — — — ——27,398 Fund management and admin 17,153 — — — ——17,153 Marketing and advertising 4,007 — — — ——4,007 Sales and business development 2,994 — — — ——2,994 Contractual gold payments 4,486 — — — ——4,486 Professional and consulting fees 3,715 — ——(912) ——2,803 Occ., commun. and equip. 1,101 — — — ——1,101 Depreciation and amort. 109 — — — ——109 Third-party distribution fees 2,253 — — — ——2,253 Other 2,257 — ——(55) ——2,202 Total expenses 65,473 — ——(967) ——64,506 Operating Income 16,571 — ——967 ——17,538 Interest Expense (4,002) — — — ——(4,002) Gain/(loss) on def. consideration 20,592 (20,592) — — — — —Interest Income 1,083 — — — ——1,083 Interest Income (4,900) — 4,900 — — — —Loss on extinguishment of convertible notes (9,721)—9,721 — — ———Other gains/(losses) (2,007) — 3,918 (1,954) (1,477) — 1,386—(134) Income before taxes 17,616 (20,592) 9,721 8,818 (1,954) (1,477) 967—1,386—14,485 Income tax expense 1,383—98 952 (475)—235 (477) 1,386 185 3,287 Net income $ 16,233 $ (20,592) $ 9,623 $ 7,866 $ (1,479) $ (1,477) $ 732 $ 477 $—$ (185) $ 11,198 Diluted Shares: 159,887 EPS—Non-GAAP: $0.07 7

WISDOMTREE®

Exhibit 99.2

WisdomTree Announces 15% Earnings Accretive Settlement of Contractual Gold Payments

Transaction Expands WisdomTree’s Operating Margin by 530 Basis Points and is 15% Accretive to 2023

Consensus EPS Estimates

Transaction Valued at ~$137 Million

($50 Million in Cash and Non-Voting Preferred Shares Convertible into 13.1 Million Shares of

WisdomTree Common Stock)

WisdomTree will Host a Call on Wednesday, May 10th at 6:00 p.m. ET to Discuss the Transaction

NEW YORK, May 10, 2023 – WisdomTree, Inc. (NYSE: WT) (“WisdomTree” or the “Company”), a global financial innovator, today announced the closing of a transaction resulting in a full resolution of WisdomTree’s contractual gold payments obligation to ETFS Capital Limited (“ETFS Capital”) for approximately $137 million. The transaction is approximately 15% accretive to 2023 consensus earnings per share (“EPS”) estimates.

WisdomTree CEO Jonathan Steinberg said, “I am pleased that the WisdomTree team was able to deliver such a positive result to stockholders. This deal is not only accretive to EPS, but also expands operating margins by 530 basis points, cleans up our balance sheet and reduces volatility in our quarterly GAAP financial results.”

In 2018, WisdomTree assumed an obligation to pay ETFS Capital fixed payments of 9,500 ounces of gold per year in connection with the Company’s acquisition of the European exchange-traded commodity, currency and leveraged-and-inverse business of ETFS Capital. This obligation mirrored existing obligations of ETFS Capital to pay a subsidiary of the World Gold Council (“WGC”) two-thirds and Rodber Investments Limited (“RIL”) one-third of those contractual gold payments – in perpetuity to the WGC and through March 31, 2058 to RIL. The contractual gold payments expense was approximately $17.1 million during the year ended December 31, 2022, and approximately $4.5 million during the quarter ended March 31, 2023.

Under the terms of the transaction, Gold Bullion Holdings (Jersey) Limited, a subsidiary of the WGC, received approximately $4.4 million in cash and non-voting preferred shares convertible into approximately 13.1 million shares of WisdomTree common stock. RIL, an entity controlled by Graham Tuckwell, who is also Chairman of ETFS Capital, received approximately $45.6 million in cash.

The annual impact of the transaction on the Company’s financial results adds approximately $18 million to operating income, expands WisdomTree’s operating margin by 530 basis points, yields a net income lift of more than $13 million and is approximately 15% accretive to current 2023 consensus EPS estimates. Furthermore, the transaction extinguishes the Deferred Consideration – Gold Payments liability of approximately $180 million reflected on the Company’s balance sheet at March 31, 2023.

For further information regarding the terms and conditions contained in the definitive transaction agreements among WisdomTree, the WGC, ETFS Capital and certain of their respective subsidiaries and affiliates, see WisdomTree’s Current Report on Form 8-K, which will be filed with the Securities and Exchange Commission (“SEC”) in connection with the transaction.

Conference Call

The Company’s management team will host a conference call this evening (May 10th) at 6:00 p.m. ET to discuss the details of the transaction. Supplemental materials will be available on the investor relations section of the Company’s website at https://ir.wisdomtree.com before the conference call begins. Dial-in and webcast details for the conference call are as follows:

Participant Dial-In: 877-407-9210 / +1 201-689-8049

Participant International Toll-Free access numbers: Click Here

Webcast: https://event.choruscall.com/mediaframe/webcast.html?webcastid=OGnvSsYq

About WisdomTree

WisdomTree is a global financial innovator, offering a well-diversified suite of exchange-traded products (ETPs), models and solutions. We empower investors to shape their future and support financial professionals to better serve their clients and grow their businesses. WisdomTree is leveraging the latest financial infrastructure to create products that provide access, transparency and an enhanced user experience. Building on our heritage of innovation, we are also developing next-generation digital products and structures, including digital funds and tokenized assets, as well as our blockchain-native digital wallet, WisdomTree Prime™.

WisdomTree currently has approximately $91.1 billion in assets under management globally.

WisdomTree® is the marketing name for WisdomTree, Inc. and its subsidiaries worldwide.

Cautionary Statement Regarding Forward-Looking Statements

Any statements contained in this press release that do not describe historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are identified by use of the words “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “projects,” “should,” “views,” and similar expressions. Any forward-looking statements contained herein are based on current expectations, but are subject to risks and uncertainties that could cause actual results to differ materially from those indicated, including, but not limited to, the potential effects of the gold royalty buyout transaction on WisdomTree’s earnings per share, net income, operating income, operating margin, interest income, dilution and the price of its common stock, and WisdomTree’s ability to achieve its financial and business plans, goals and objectives and drive stockholder value, including with respect to its ability to successfully implement its strategy relating to WisdomTree Prime™, and other risk factors discussed from time to time in WisdomTree’s filings with the SEC, including those factors discussed under the caption “Risk Factors” in its most recent annual report on Form 10-K, filed with the SEC on February 28, 2023, and in subsequent reports filed with or furnished to the SEC. WisdomTree assumes no obligation and does not intend to update these forward-looking statements, except as required by law, to reflect events or circumstances occurring after today’s date.

Contact Information

WisdomTree

Investor Relations

WisdomTree, Inc.

Jeremy Campbell

+1.646.522.2602

Jeremy.campbell@wisdomtree.com

Media Relations

WisdomTree, Inc.

Jessica Zaloom

+1.917.267.3735

jzaloom@wisdomtree.com / wisdomtree@fullyvested.com

2

H/Advisors Abernathy

Jeremy Jacobs / Dana Gorman

+1.202.774.5600 / +1.212.371.5999

jeremy.jacobs@h-advisors.global / dana.gorman@h-advisors.global

Category: Business Update

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